UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22908

Blackstone Real Estate Income Master Fund

(Exact name of registrant as specified in charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)

Blackstone Real Estate Income Advisors L.L.C.

Judy Turchin, Esq.

345 Park Avenue

New York, NY 10154

(Name and address of agent for service)

With copies to:

Sarah E. Cogan, Esq.

Michael W. Wolitzer, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Registrant’s telephone number, including area code: (212) 583-5000

Date of fiscal year end: December 31, 2015

Date of reporting period: December 31, 2015

Item 1.	Reports to Shareholders.

The Report to Shareholders is attached hereto.

Blackstone

Blackstone Real Estate Income Master Fund

Annual Report For the Period Ended December 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Investors and Board of Trustees of

Blackstone Real Estate Income Master Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Blackstone Real Estate Income Master Fund and Subsidiary (the “Fund”), including the consolidated schedule of investments, as of December 31, 2015, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statement of changes in net assets for each of the periods presented, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Blackstone Real Estate Income Master Fund and Subsidiary as of December 31, 2015, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the periods presented, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 29, 2016

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Unaudited)

December 31, 2015

Portfolio Composition	Percentage of Total Net Assets
Commercial Mortgage-Backed Securities	102.3%
Interest Only Commercial Mortgage-Backed Securities	1.0
Mezzanine Debt	21.5
Bank Loan	3.0
High Yield Bonds & Notes	5.1
Common Stock	1.9
Mutual Fund—Money Market Fund	5.6
Securities Sold Short	(20.4)
Other Assets and Liabilities(1)	(20.0)

Total	100.0%

(1)	Assets, other than investment in securities, net of other liabilities. See Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments

December 31, 2015

	Principal Amount	Value

LONG-TERM INVESTMENTS — 134.8%
COMMERCIAL MORTGAGE-BACKED SECURITIES — 102.3%
1211 Avenue of the Americas Trust, Series 2015-1211, Class E, 4.14%, 08/10/35 (a),(b),(c)	$8,938,000	$7,882,361
American Homes 4 Rent, Series 2014-SFR2, Class E, 6.23%, 10/17/36 (a),(c),(d)	12,573,000	12,655,059
American Homes 4 Rent, Series 2014-SFR3, Class E, 6.42%, 12/17/36 (a),(d)	12,222,000	12,448,669
American Homes 4 Rent, Series 2015-SFR1, Class E, 5.64%, 04/17/52 (a),(d)	10,071,000	9,719,438
American Homes 4 Rent,
Series 2015-SFR2, Class D, 5.04%, 10/17/45 (a),(c)	3,440,000	3,421,429
Series 2015-SFR2, Class E, 6.07%, 10/17/45 (a),(c)	4,857,000	4,863,459
Banc of America Merrill Lynch, Series 2014-FL1, Class E, 5.83%, 12/15/31 (a),(b),(d)	9,361,000	8,329,372
Banc of America Merrill Lynch, Series 2014-FRR5, Class A714, 0.00%, 01/27/47 (a),(c),(e)	14,843,755	10,962,533
Banc of America Merrill Lynch,
Series 2014-INLD, Class E, 3.54%, 12/15/29 (a),(b),(d)	8,446,000	8,197,040
Series 2014-INLD, Class F, 2.72%, 12/15/29 (a),(b),(c),(d)	45,859,000	42,091,422
Banc of America Merrill Lynch, Series 2015-ASHF, Class F, 5.33%, 01/15/28 (a),(b),(d)	8,915,000	8,767,245
Barclays Commercial Mortgage,
Series 2015-RRI, Class E, 3.93%, 05/15/32 (a),(b),(d)	26,904,000	26,703,713
Series 2015-RRI, Class F, 4.78%, 05/15/32 (a),(b),(c),(d)	26,137,000	25,885,173
BBCMS Trust, Series 2015-STP, Class E, 4.28%, 09/10/28 (a),(b),(d)	14,884,000	13,416,479
BHMS Mortgage Trust,
Series 2014-ATLS, Class BFX, 4.24%, 07/05/33 (a),(c),(d)	11,129,100	11,005,297
Series 2014-ATLS, Class EFL, 4.27%, 07/05/33 (a),(b),(d)	10,000,000	9,858,268
Carefree Portfolio Trust, Series 2014-CARE, Class F, 2.91%, 11/15/19 (a),(b),(d)	13,538,000	13,169,892
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class E, 4.88%, 09/10/45 (a),(b),(d)	6,296,926	5,590,456
Colony American Homes, Series 2014-1A, Class E, 3.15%, 05/17/31 (a),(b),(c),(d)	11,939,830	11,414,722
Colony American Homes, Series 2014-2A, Class E, 3.62%, 07/17/31 (a),(b),(c),(d)	4,536,361	4,395,517
Commercial Mortgage Trust, Series 2012-CR5, Class F, 4.34%, 12/10/45 (a),(b),(c)	12,489,160	10,593,505
Commercial Mortgage Trust,
Series 2013-CR8, Class D, 3.97%, 06/10/46 (a),(b)	12,397,000	10,922,697
Series 2013-CR8, Class E, 3.97%, 06/10/46 (a),(b),(c),(d)	10,522,000	8,045,261
Commercial Mortgage Trust, Series 2014-CR17, Class E, 4.80%, 05/10/47 (a),(b),(c)	8,387,000	7,106,163

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2015

	Principal Amount	Value
Commercial Mortgage Trust,
Series 2014-FL5, Class KH1, 3.98%, 08/15/31 (a),(b)	$16,445,000	$15,840,934
Series 2014-FL5, Class KH2, 4.83%, 08/15/31 (a),(b),(d)	10,598,000	10,160,510
Commercial Mortgage Trust, Series 2014-KYO, Class F, 3.80%, 06/11/27 (a),(b)	24,743,000	24,450,612
Commercial Mortgage Trust, Series 2014-UBS5, Class D, 3.50%, 09/10/47 (a),(c)	2,006,000	1,473,098
Commercial Mortgage Trust, Series 2014-UBS6, Class E, 4.47%, 12/10/47 (a),(b),(c)	9,693,000	7,290,755
Commercial Mortgage Trust, Series 2015-CR23, Class CME, 3.68%, 05/10/48 (a),(b),(c)	7,501,000	6,710,011
Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.37%, 09/15/37 (a),(c)	6,506,000	5,870,948
Credit Suisse Mortgage Trust, Series 2015-DEAL, Class E, 4.33%, 04/15/29 (a),(b),(d)	7,993,000	7,794,157
Credit Suisse Mortgage Trust, Series 2015-CSMC, Class E, 4.48%, 03/15/17 (a),(b),(d)	26,859,000	26,569,651
Cress Ltd.,
Series 2008, Class B, 1.48%, 12/21/42 (a),(b)	14,584,925	13,374,376
Series 2008, Class C, 1.33%, 12/21/42 (b)	7,500,000	5,415,000
Series 2008, Class D, 1.48%, 12/21/42 (a),(b)	4,219,000	1,928,083
Series 2008, Class E, 1.73%, 12/21/42 (b)	5,156,000	1,340,560
Series 2008, Class F, 1.00%, 12/21/42 (b)	19,637,476	2,042,298
Equity Mortgage Trust, Series 2014-INNS, Class F, 4.18%, 05/08/31 (a),(b),(c),(d)	24,443,000	23,749,992
FREMF Mortgage Trust, Series 2015-K50, Class B, 3.78%, 08/25/25 (a),(b),(d)	20,000,000	17,297,284
FREMF Mortgage Trust,
Series 2015-K51, Class B, 4.09%, 10/25/48 (a),(b),(d)	14,642,000	12,948,695
Series 2015-K51, Class C, 4.09%, 10/25/48 (a),(b)	4,067,000	3,208,226
FREMF Mortgage Trust,
Series 2015-K720, Class B, 3.39%, 07/25/22 (a),(b),(d)	18,000,000	15,903,193
Series 2015-K720, Class C, 3.39%, 07/25/22 (a),(b)	4,814,000	3,838,568
FREMF Mortgage Trust, Series 2015-K721, Class B, 3.68%, 11/25/47 (a),(b),(d)	35,000,000	30,784,414
GAHR Commercial Mortgage Trust,
Series 2015-NRF, Class EFX, 3.38%, 12/15/19 (a),(b),(d)	20,361,000	18,901,613
Series 2015-NRF, Class FFX, 3.38%, 12/15/19 (a),(b),(c)	4,087,000	3,743,174
GCCFC Commercial Mortgage Trust, Series 2007-GG9, Class AJ, 5.51%, 03/10/39 (b),(d)	8,454,571	8,000,909
Great Wolf Trust, Series 2015-WOLF, Class E, 4.78%, 05/15/34 (a),(b),(d)	23,719,000	23,340,661
GS Mortgage Securities Trust, Series 2006-GG8, Class B, 5.66%, 11/10/39 (c)	4,595,000	4,170,650
GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.79%, 08/10/45 (b),(d)	25,483,000	25,079,456

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2015

	Principal Amount		Value
GS Mortgage Securities Trust, Series 2012-GCJ9, Class E, 4.85%, 11/10/45 (a),(b),(c)	$10,250,422		$8,876,973
GS Mortgage Securities Trust, Series 2014-GSFL, Class E, 6.28%, 07/15/31 (a),(b),(c),(d)	19,516,000		19,344,448
GS Mortgage Securities Trust, Series 2015-GC32, Class C, 4.41%, 07/10/48 (b),(c)	6,297,000		5,978,922
GS Mortgage Securities Trust, Series 2015-GC34, Class D, 2.98%, 10/10/48	5,000,000		3,476,446
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-C30, Class C, 4.31%, 07/15/48 (b),(c)	4,510,500		3,947,070
JP Morgan Chase Commercial Mortgage Trust, Series 2013-LC11, Class E, 3.25%, 04/15/46 (a),(b),(c)	4,728,280		3,661,384
JP Morgan Chase Commercial Mortgage Trust, Series 2014-FL6, Class D, 4.58%, 11/15/31 (a),(b),(d)	12,282,000		11,719,098
JP Morgan Chase Commercial Mortgage Trust, Series 2014-INN, Class E, 3.93%, 06/15/29 (a),(b),(d)	10,000,000		9,862,142
JP Morgan Chase Commercial Mortgage Trust, Series 2015-SGP, Class D, 4.83%, 07/15/36 (a),(b),(d)	39,330,000		39,365,924
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class E, 3.87%, 01/15/47 (a),(b)	4,949,000		3,570,585
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class C, 4.67%, 11/15/48 (b)	7,890,000		7,048,389
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class AJ, 5.41%, 11/15/38 (c),(d)	12,812,497		11,485,522
Merrill Lynch Mortgage Trust, Series 2007-C1, Class AJ, 5.84%, 06/12/50 (b),(c)	8,222,000		3,663,717
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class G, 4.50%, 08/15/45 (a),(d)	12,300,651		10,316,738
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class F, 4.30%, 02/15/46 (a),(b),(d)	10,844,953		8,314,671
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class F, 4.08%, 07/15/46 (a),(b),(c)	10,598,802		8,242,356
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class E, 4.16%, 05/15/46 (a),(b),(c)	5,516,000		4,507,983
Series 2013-C9, Class F, 4.16%, 05/15/46 (b),(c)	8,644,588		6,589,498
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class E, 4.77%, 10/15/46 (a),(b),(d)	6,233,532		5,239,385
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class D, 4.83%, 02/15/47 (a),(b),(c)	2,315,542		2,147,604
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class E, 4.90%, 04/15/47 (a),(b),(c)	4,000,000		3,401,472
Progress Residential Trust, Series 2015-SFR3, Class E, 5.66%, 11/12/32 (a)	4,420,000		4,369,873
Taurus CMBS PLC, Series 2015-EU3, Class E, 4.00%, 04/22/28 (b),(f)	5,477,000	EUR	5,602,441

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2015

	Principal Amount		Value
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class AJ, 5.83%, 07/15/45 (b),(c),(d)	$16,829,837		$16,808,788
Series 2006-C27, Class B, 5.87%, 07/15/45 (b),(c)	11,503,000		10,319,470
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AJ, 5.37%, 11/15/48 (b),(d)	22,785,682		22,624,672

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $847,326,582)			849,158,569

INTEREST ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.0%
Commercial Mortgage Trust, Series 2013-LC6, Class XC, 0.79%, 01/10/46 (a),(b),(c)	92,323,222		4,276,098
JP Morgan Chase Commercial Mortgage Trust, Series 2013-C16, Class XC, 1.26%, 12/15/46 (a),(b),(c)	36,883,521		2,657,878
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XC, 0.85%, 04/15/47 (a),(b),(c)	28,065,772		1,543,331

TOTAL INTEREST ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $8,549,113)			8,477,307

MEZZANINE DEBT — 21.5%
BHMS Mortgage Trust, Series 2014-MZ, Class M, 7.37%, 07/05/33 (a),(b),(c)	20,204,000		19,575,641
Carefree Portfolio Trust, Series 2014-CMZA, Class MZA, 6.31%, 11/15/19 (a),(b),(c)	24,624,000		24,431,433
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class MZ, 8.21%, 04/10/20 (b),(c)	102,500,000		103,614,544
Credit Suisse Mortgage Trust, Series 2015-SAMZ, Class MZ, 5.93%, 08/15/22 (a),(b),(c)	14,776,000		14,722,068
Equity Mortgage Trust, Series 2014-INMZ, Class M, 5.03%, 05/08/31 (a),(b),(c)	16,207,241		16,119,069

TOTAL MEZZANINE DEBT (COST $178,733,807)			178,462,755

BANK LOAN — 3.0%
Americold Realty Operating, 6.50%, 11/18/22	8,607,000		8,520,930
Four Seasons Holdings, Inc., 6.25%, 12/27/20	17,028,000		16,824,572

TOTAL BANK LOAN (COST $25,499,599)			25,345,502

HIGH YIELD BONDS & NOTES — 5.1%
CPUK Finance Ltd., 7.00%, 02/28/42 (d),(f)	27,990,000	GBP	42,264,836

TOTAL HIGH YIELD BONDS & NOTES (COST $43,735,193)			42,264,836

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2015

	Shares		Value

COMMON STOCK — 1.9%
REITS—Mortgage — 1.9%
Apollo Commercial Real Estate Finance, Inc. (c)	896,032		$15,438,631

TOTAL COMMON STOCK (COST $14,885,206)			15,438,631

TOTAL LONG-TERM INVESTMENTS (COST $1,118,729,500) (g)			1,119,147,600

	Principal Amount		Value

SHORT-TERM INVESTMENTS — 5.6%
MUTUAL FUND—MONEY MARKET FUND — 5.6%
JP Morgan Prime Money Market	$46,212,086		46,212,086

TOTAL SHORT-TERM INVESTMENTS (COST $46,212,086)			46,212,086

TOTAL INVESTMENTS IN SECURITIES — 140.4% (COST $1,164,941,586) (g)			1,165,359,686

SECURITIES SOLD SHORT — (20.4)%
HIGH YIELD BOND — (4.2)%
United Kingdom Gilt, 2.00%, 07/22/20	22,669,000	GBP	(34,424,775)

TOTAL HIGH YIELD BOND (PROCEEDS $36,144,148)			(34,424,775)

U.S. TREASURY NOTES — (16.2)%
U.S. Treasury Notes, 1.38%, 03/31/20	$50,000,000		(49,406,325)
U.S. Treasury Notes, 1.38%, 08/31/20	38,000,000		(37,410,510)
U.S. Treasury Notes, 2.00%, 08/15/25	8,243,000		(8,039,756)
U.S. Treasury Notes, 2.25%, 11/15/25	40,000,000		(39,924,764)

TOTAL U.S. TREASURY NOTES (PROCEEDS $136,183,780)			(134,781,355)

TOTAL SECURITIES SOLD SHORT (PROCEEDS $172,327,928)			(169,206,130)

Other Assets and Liabilities (h) — (20.0)%			(166,172,774)

Net Assets — 100.0%			$829,980,782

Footnote Legend:

(a)	Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. Security may only be sold to qualified institutional buyers unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.
(b)	Variable/floating interest rate security. Rate presented is as of December 31, 2015.

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2015

(c)	All or a portion of this security is pledged as collateral for derivative financial instruments.
(d)	All or a portion of this security is pledged as collateral in connection with reverse repurchase agreements.
(e)	Non-interest bearing bond.
(f)	Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Security may only be offered or sold outside of the Unites States unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.
(g)	Cost for federal tax purposes.
(h)	Assets, other than investments in securities, less liabilities other than securities sold short.

Abbreviation Legend:
REITS —	Real Estate Investment Trusts

Reverse Repurchase Agreements Outstanding at December 31, 2015

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Bank of America Merrill Lynch	2.12%	11/19/15	02/19/16	$5,445,000	$5,458,788
Bank of America Merrill Lynch	2.32%	11/19/15	02/19/16	2,801,000	2,808,762
Bank of America Merrill Lynch	2.32%	11/19/15	02/19/16	7,268,000	7,288,140
Bank of America Merrill Lynch	2.22%	11/19/15	02/19/16	7,042,000	7,060,673
Bank of America Merrill Lynch	2.12%	11/19/15	02/19/16	11,698,000	11,727,622
Bank of America Merrill Lynch	2.12%	11/19/15	02/19/16	2,140,000	2,145,419
Bank of America Merrill Lynch	2.12%	11/19/15	02/19/16	10,863,000	10,890,508
Bank of America Merrill Lynch	1.99%	11/25/15	02/25/16	8,210,000	8,226,792
Bank of America Merrill Lynch	2.11%	11/30/15	02/29/16	4,212,000	4,219,900
Bank of America Merrill Lynch	2.11%	11/30/15	02/29/16	4,413,000	4,421,277
Bank of America Merrill Lynch	2.26%	12/15/15	03/15/16	6,421,000	6,427,853
Bank of America Merrill Lynch	2.26%	12/15/15	03/15/16	3,245,000	3,248,463
Bank of America Merrill Lynch	2.51%	12/15/15	03/15/16	5,145,000	5,151,098
Bank of America Merrill Lynch	2.26%	12/15/15	03/15/16	3,400,000	3,403,628
Bank of America Merrill Lynch	2.26%	12/15/15	03/15/16	5,401,000	5,406,764
Bank of America Merrill Lynch	2.54%	12/22/15	03/22/16	8,576,000	8,582,051
Bank of America Merrill Lynch	2.54%	12/22/15	03/22/16	7,379,000	7,384,206
Citigroup Global Markets, Inc.	1.77%	11/24/15	05/24/16	13,873,000	13,898,900
Citigroup Global Markets, Inc.	2.01%	12/17/15	06/17/16	24,686,000	24,706,623
Deutsche Bank Securities, Inc.	1.45%	11/16/15	05/13/16	33,191,167	32,253,021
RBC Capital Markets, LLC	1.82%	10/08/15	01/08/16	5,522,000	5,545,703
RBC Capital Markets, LLC	1.95%	07/14/15	01/14/16	20,265,000	20,452,704
RBC Capital Markets, LLC	2.00%	07/15/15	01/15/16	1,394,000	1,407,192
RBC Capital Markets, LLC	2.10%	07/15/15	01/15/16	2,722,000	2,749,045
RBC Capital Markets, LLC	1.54%	10/21/15	01/21/16	6,190,000	6,209,086
RBC Capital Markets, LLC	1.45%	10/22/15	01/22/16	8,804,000	8,829,097
RBC Capital Markets, LLC	1.61%	09/21/15	01/22/16	18,400,000	18,484,034
RBC Capital Markets, LLC	1.60%	09/25/15	01/25/16	11,861,000	11,912,567
RBC Capital Markets, LLC	2.73%	12/23/15	01/25/16	15,157,000	15,167,328
RBC Capital Markets, LLC	1.77%	10/26/15	01/26/16	16,462,000	16,516,225

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2015

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
RBC Capital Markets, LLC	1.77%	10/26/15	01/26/16	$13,471,000	$13,515,373
RBC Capital Markets, LLC	1.87%	10/26/15	01/26/16	5,581,000	5,600,422
RBC Capital Markets, LLC	1.69%	11/06/15	02/08/16	6,976,000	6,994,302
RBC Capital Markets, LLC	1.81%	11/12/15	02/12/16	9,723,000	9,747,390
RBC Capital Markets, LLC	1.84%	11/17/15	02/17/16	13,354,000	13,384,691
RBC Capital Markets, LLC	1.66%	11/18/15	02/18/16	7,450,000	7,465,153
RBC Capital Markets, LLC	1.88%	09/30/15	03/30/16	29,498,000	29,641,498
RBC Capital Markets, LLC	2.03%	10/28/15	04/28/16	6,871,000	6,896,205
RBC Capital Markets, LLC	2.17%	12/04/15	06/06/16	18,533,000	18,564,272
RBC Capital Markets, LLC	2.27%	12/04/15	06/06/16	12,778,000	12,800,555
RBC Capital Markets, LLC	2.54%	12/09/15	12/09/16	10,443,000	10,459,948
RBC Capital Markets, LLC	2.64%	12/09/15	12/09/16	6,175,000	6,185,416
RBC Capital Markets, LLC	2.33%	12/18/15	12/21/16	10,080,000	10,089,147
RBC Capital Markets, LLC	2.73%	12/23/15	12/23/16	10,443,000	10,450,116
RBC Capital Markets, LLC	2.63%	12/23/15	01/25/16	4,482,000	4,484,942

Total Reverse Repurchase Agreements Outstanding				$448,044,167	$448,262,899

Forward Foreign Currency Exchange Contracts Outstanding at December 31, 2015

Currency Purchased	Amount in Currency Purchased	Currency Sold	Amount in Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	5,484,000	USD	8,531,459	Citigroup Global Markets, Inc.	07/31/17	$(417,700)
USD	5,754,330	EUR	5,100,000	State Street Bank and Trust Company	09/28/16	164,194
USD	63,426,848	GBP	40,804,714	Citigroup Global Markets, Inc.	07/31/17	3,054,924

Total Forward Foreign Currency Exchange Contracts Outstanding						$2,801,418

Centrally Cleared Credit Default Swaps on Index (Buy Protection) — Outstanding at December 31, 2015

Reference Obligation	Master Fund Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.20	(5.00)%	06/20/18	Citibank, N.A.	30,720,000 USD	$(1,618,908)	$(2,450,707)	$831,799
CDX.NA.HY.21	(5.00)%	12/20/18	Citibank, N.A.	28,800,000 USD	(1,472,928)	(2,229,120)	756,192
CDX.NA.HY.22	(5.00)%	06/20/19	Citibank, N.A.	58,560,000 USD	(2,911,404)	(4,449,198)	1,537,794
CDX.NA.HY.23	(5.00)%	12/20/19	Citibank, N.A.	88,270,000 USD	(4,633,553)	(3,909,262)	(724,291)
CDX.NA.HY.25	(5.00)%	12/20/20	Citibank, N.A.	17,000,000 USD	(212,673)	(202,300)	(10,373)

Total Centrally Cleared Credit Default Swaps on Index (Buy Protection)					$(10,849,466)	$(13,240,587)	$2,391,121

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2015

OTC Credit Default Swaps on Index (Buy Protection) — Outstanding at December 31, 2015

Reference Obligation	Master Fund Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BB.6	(5.00)%	05/25/63	Bank of America, N.A.	3,770,390 USD	$163,129	$44,262	$118,867

Total OTC Credit Default Swaps on Index (Buy Protection)					$163,129	$44,262	$118,867

OTC Credit Default Swaps on Index (Sell Protection) — Outstanding at December 31, 2015

Reference Obligation	Rating	Master Fund Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Notional Amount(1)	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BB.6	BB	5.00%	05/25/63	Goldman Sachs & Co.	26,875,610 USD	$(1,162,800)	$94,725	$(1,257,525)
CMBX.NA.BB.6	BB	5.00%	05/25/63	Citibank, N.A.	99,555,820 USD	(4,307,384)	850,491	(5,157,875)
CMBX.NA.BB.6	BB	5.00%	05/25/63	Morgan Stanley & Co. LLC	5,532,220 USD	(239,357)	35,503	(274,860)
CMBX.NA.BB.7	BB	5.00%	01/25/47	Citibank, N.A.	11,838,410 USD	(777,721)	(322,722)	(454,999)
CMBX.NA.BB.7	BB	5.00%	01/25/47	Morgan Stanley & Co. LLC	5,000,000 USD	(328,474)	(9,739)	(318,735)
CMBX.NA.BB.7	BB	5.00%	01/25/47	Goldman Sachs & Co.	8,067,000 USD	(529,959)	(117,833)	(412,126)
CMBX.NA.BBB-.7	BBB	3.00%	01/25/47	Goldman Sachs & Co.	4,055,810 USD	(228,046)	(185,469)	(42,577)
CMBX.NA.BBB-.7	BBB	3.00%	01/25/47	Morgan Stanley & Co. LLC	34,032,810 USD	(1,913,567)	(1,529,455)	(384,112)
CMBX.NA.BBB-.7	BBB	3.00%	01/25/47	Citibank, N.A.	8,611,510 USD	(484,201)	(339,569)	(144,632)

Total OTC Credit Default Swaps on Index (Sell Protection)						$(9,971,509)	$(1,524,068)	$(8,447,441)

(1)	The maximum potential amount the Master Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Total Return Swaps Outstanding at December 31, 2015

Reference Instrument	Termination Date	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Americold Realty Operating Partnership L.P.	03/11/2016	Citibank, N.A.	32,500,000 USD	$345,039
CityCenter Holdings LLC	03/11/2016	Citibank, N.A.	8,074,497 USD	(46,757)
CityCenter Holdings LLC	03/11/2016	Citibank, N.A.	3,684,148 USD	(16,141)
CPUK Finance Ltd.	03/11/2016	Citibank, N.A.	30,000,000 GBP	1,981,914
Four Seasons Holding, Inc.	03/11/2016	Citibank, N.A.	15,029,000 USD	(82,754)
Four Seasons Holding, Inc.	03/11/2016	Citibank, N.A.	1,991,743 USD	(33,983)
Four Seasons Holding, Inc.	03/11/2016	Citibank, N.A.	8,873,064 USD	(146,042)
Four Seasons Holding, Inc.	03/11/2016	Citibank, N.A.	1,768,000 USD	(6,984)

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Schedule of Investments (Continued)

December 31, 2015

Reference Instrument	Termination Date	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Four Seasons Holding, Inc.	03/11/2016	Citibank, N.A.	1,768,000 USD	$(6,006)
Four Seasons Holding, Inc.	03/11/2016	Citibank, N.A.	2,954,900 USD	(24,311)
J.C. Penney Corp., Inc.	03/11/2016	Citibank, N.A.	3,427,634 USD	(34,897)
J.C. Penney Corp., Inc.	03/11/2016	Citibank, N.A.	3,412,748 USD	(34,746)

Total OTC Total Return Swaps Outstanding				$1,894,332

Centrally Cleared Interest Rate Swaps Outstanding at December 31, 2015

Master Fund Pay/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	Three-Month Libor	1.860%	10/10/23	Citibank, N.A.	75,000,000 USD	$804,764	$—	$804,764
Receives	Three-Month Libor	2.030%	05/20/21	Citibank, N.A.	100,000,000 USD	(1,397,540)	—	(1,397,540)

Total Centrally Cleared Interest Rate Swaps						$(592,776)	$—	$(592,776)

Currency Legend:
EUR	Euro
GBP	British Pound
USD	United States Dollar

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Statement of Assets and Liabilities

As of December 31, 2015

Assets:
Investment in securities, at value (cost $1,164,941,586)	$1,165,359,686
Cash	17,576,348
Cash denominated in foreign currencies (cost of $36,254,474)	34,235,218
Restricted cash segregated with counterparties	238,749,331
Income receivable	5,415,941
Variation margin receivable on centrally cleared swaps	388,871
Unrealized appreciation on forward foreign currency exchange contracts	3,219,118
Swap contracts, premium paid	1,024,981
Unrealized appreciation on swap contracts	2,445,820
Other assets	39,216

Total Assets	1,468,454,530

Liabilities:
Securities sold short, at value (proceeds of $172,327,928)	169,206,130
Payable for reverse repurchase agreements	448,262,899
Unrealized depreciation on forward foreign currency exchange contracts	417,700
Swap contracts, premium received	2,504,787
Unrealized depreciation on swap contracts	8,880,062
Interest payable on securities sold short	837,159
Incentive Fees payable	5,698,162
Management Fees payable	2,299,788
Accrued expenses	367,061

Total Liabilities	638,473,748

Net Assets	$829,980,782

Components of Net Assets:
Investors’ equity	$829,328,411
Unrealized appreciation/depreciation	652,371

Net Assets	$829,980,782

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Interest	$46,813,362
Dividends	2,129,543

Total investment income	48,942,905

Expenses:
Management Fees	15,432,032
Incentive Fees	5,698,162
Administration fees	154,177
Custodian and accounting fees	260,722
Trustees’ fees and expenses	141,273
Transfer Agent fees	246,007
Registration fees	46,490
Professional fees	437,123
Interest on securities sold short	2,542,743
Interest expense	6,104,294
Amortization of offering costs	23,736
Amortization of prepaid insurance	266,297
Miscellaneous	107,477

Total expenses	31,460,533

Less Management Fees waived by Investment Manager	7,716,016

Net expenses	23,744,517

Net investment income	25,198,388

Realized and Unrealized Gain (Loss):
Net realized gain (loss):
Investments	6,783,476
Securities sold short	(196,718)
Foreign currency transactions	287,693
Swap contracts	2,491,609

Net realized gain	9,366,060

Net change in unrealized appreciation (depreciation):
Investments	(3,295,762)
Securities sold short	3,308,337
Forward foreign currency exchange contracts	2,801,418
Foreign currency translations	(1,053,048)
Swap contracts	(4,036,444)

Net change in unrealized depreciation	(2,275,499)

Net realized and unrealized gain	7,090,561

Net increase in net assets resulting from operations	$32,288,949

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Statement of Changes in Net Assets

	Year Ended 12/31/2015	Period Ended 12/31/2014(1)
Increase in Net Assets
Operations:
Net investment income	$25,198,388	$5,775,826
Net realized gain (loss) on investments, securities sold short, foreign currency transactions and swap contracts	9,366,060	(102,647)
Net change in unrealized appreciation (depreciation) from investments, securities sold short, forward foreign currency exchange contracts, foreign currency translations, reverse repurchase agreements and swap contracts	(2,275,499)	2,927,870

Net increase in net assets resulting from operations	32,288,949	8,601,049

Capital Transactions:
Proceeds from subscriptions	276,820,810	542,649,840
Payments for repurchases	(26,307,479)	(4,242,387)

Net increase in net assets from capital transactions	250,513,331	538,407,453

Net increase in net assets	282,802,280	547,008,502

Net Assets:
Beginning of period	547,178,502	170,000

End of period	$829,980,782	$547,178,502

(1)	For the period April 1, 2014 (Commencement of operations) through December 31, 2014.

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Statement of Cash Flows

For the Year Ended December 31, 2015

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$32,288,949
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used for operating activities:
Purchases of investments in securities	(752,800,721)
Proceeds from disposition of investments in securities	370,917,550
Proceeds from securities sold short	391,604,213
Payments to cover securities sold short	(299,780,255)
Net realized gain on investments in securities	(6,783,476)
Short-term investments, net	101,236,881
Net realized loss on securities sold short	196,718
Net accretion of bond discount and amortization of bond and swap premium	(1,989,298)
Net unrealized depreciation of investments in securities	3,295,762
Net unrealized appreciation of securities sold short	(3,308,337)
Changes in assets and liabilities:
(Increase) decrease in assets:
Segregated cash balance with counterparties for swaps, other derivative financial instruments and reverse repurchase agreements	(204,773,790)
Unrealized appreciation on forward foreign currency exchange contracts	(3,219,118)
Income receivable	(2,859,971)
Variation margin receivable	(282,481)
Swap contracts, premium paid	77,814
Unrealized appreciation on swap contracts	(2,236,325)
Deferred offering costs	23,736
Prepaid expenses and other assets	(39,216)
Increase (decrease) in liabilities:
Unrealized depreciation on forward foreign currency exchange contracts	417,700
Swap contracts, premium received	2,120,522
Unrealized depreciation on swap contracts	8,210,227
Interest payable on securities sold short	591,094
Interest payable on reverse repurchase agreements	711,113
Management fee payable	904,718
Decrease in payable to Investment Manager	(618,425)
Accrued expenses	143,737
Incentive Fees payable	4,189,813

Net cash used in operating activities	$(361,760,866)

Cash Flows from Financing Activities:
Proceeds from subscriptions	276,820,810
Payments for repurchases	(26,307,479)
Reverse repurchase agreements, net	157,983,106

Net cash provided by financing activities	408,496,437

Net increase (decrease) in cash and foreign currency	46,735,571
Cash and foreign currency, beginning of period	5,075,995

Cash and foreign currency, end of period	$51,811,566

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$5,899,861

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Financial Highlights

	Year Ended 12/31/2015		Period Ended 12/31/2014(1)
Total Return on Net Asset Value	5.55%		2.43	%(2)

Ratios to Average Net Assets:
Expenses before waiver from Investment Manager and Incentive Fees	3.76	%(4)	3.57	%(3)
Incentive Fees	0.83%		0.52	%(3)

Total expenses before waiver from Investment Manager	4.59	%(4)	4.09	%(3)
Waiver from Investment Manager	(1.12)%		(0.48	)%(3)

Net expenses after waiver from Investment Manager	3.47	%(4)	3.61	%(3)

Net investment income excluding Incentive Fees	4.50%		2.49	%(3)

Net investment income	3.67%		1.97	%(3)

Supplementary Data:
Net assets, end of period (000 omitted)	$829,981		$547,179

Portfolio turnover	41%		31	%(5)

(1)	For the period April 1, 2014 (commencement of investment operations) to December 31, 2014.
(2)	Total Return has not been annualized.
(3)	Financial ratios have been annualized.
(4)	Includes interest expense on securities sold short and reverse repurchase agreements of 1.26% for the year ended December 31, 2015.
(5)	Percentage represents the results for the period presented and has not been annualized.

See Notes to Consolidated Financial Statements.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements

For the Year Ended December 31, 2015

1. Organization

Blackstone Real Estate Income Master Fund (the ‘‘Master Fund’’), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a non-diversified, closed-end management investment company. The Master Fund has formed a subsidiary, Blackstone Real Estate Income Master Fund Cayman Ltd. (the “Subsidiary”) organized in the Cayman Islands, through which the Master Fund mainly invests in securities exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Blackstone Real Estate Income Fund (“Feeder Fund I”) and Blackstone Real Estate Income Fund II (“Feeder Fund II” and together with Feeder Fund I, the “Feeder Funds”) invest substantially all of their assets in the Master Fund. The Master Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments.

The investment manager of the Master Fund and the Feeder Funds is Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), an investment advisor registered under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member thereof, a “Trustee”) of the Master Fund and the Feeder Funds supervises the conduct of the Master Fund’s and the Feeder Funds’ affairs and, pursuant to the investment management agreements (the “Investment Management Agreements”), has engaged the Investment Manager to manage the Master Fund’s and the Feeder Funds’ day-to-day investment activities and operations.

2. Basis of Presentation

The Master Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars.

The Master Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (the “FASB”). The consolidated financial statements include the accounts of the Master Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the amount of reported assets, liabilities, and the disclosure of contingent assets and liabilities. Actual results could differ from these estimates and these differences could be material.

3. Significant Accounting Policies

Valuation Policy

The Master Fund values its investments in securities, securities sold short, derivative financial instruments and other investments (together, the “investments”) based on market quotations or at fair value. Market quotations can be obtained from third party pricing service providers or broker-dealers. The Investment Manager will use commercially reasonable efforts to obtain two or more reliable quotations for each investment and in connection therewith will value such investments based on the average of the quotations obtained. U.S. GAAP defines fair value as the price that the Master Fund would receive to sell an asset or pay to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date. The Board has established procedures for determining the fair value of investments (the “Valuation Procedures”). The Board has delegated to the Investment Manager day-to-day responsibility for implementing the Valuation Procedures. The Investment Manager provides oversight of the valuation and

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2015

pricing function of the Master Fund for all investments. Pursuant to the Valuation Procedures, if market quotations are not readily available (or are otherwise not reliable for a particular investment), the fair value will be determined in good faith by the Investment Manager, and such determinations shall be reported to the Board. Due to the inherent uncertainty of these estimates, estimates of fair value may differ from the values that would have been used had a ready market for these investments existed and the differences could be material. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker-dealer quotations). The Board has delegated to the Investment Manager the responsibility for monitoring significant events that may materially affect the values of the Master Fund’s investments and for determining whether the value of the applicable investments should be re-evaluated in light of such significant events. There were no instances of such determination made as of December 31, 2015.

Fair Value Measurements

Current fair value guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The hierarchy established under the fair value guidance gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in Level 3. The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement:

Level 1 – quoted prices are available in active markets for identical investments as of the measurement date. The Master Fund does not adjust the quoted price for these investments.

Level 2 – quoted prices are available in markets that are not active or model inputs are based on inputs that are either directly or indirectly observable as of the measurement date.

Level 3 – pricing inputs are unobservable and include instances where there is minimal, if any, market activity for the investment. Inputs reflect the best estimate of what market participants would use in determining fair value of investments as of the measurement date.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2015

A description of the valuation techniques applied to the Master Fund’s major categories of investments measured at fair value on a recurring basis are as follows:

Fixed Income Securities

Fixed income securities, including corporate and convertible bonds, mezzanine debt, U.S. Treasury obligations, U.K. Gilt obligations, foreign debt obligations, bank loans, and trade claims, are generally valued by broker-dealer quotations or third party pricing service providers on the basis of last available bid price. In determining the value of a particular investment, pricing service providers may use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models to determine the reported price. The pricing service providers’ internal models use observable inputs such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above and have multiple pricing sources are categorized as Level 2 within the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by broker-dealer quotations or third party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider the attributes applicable to a particular class of the security (e.g., credit rating, seniority), current market data, estimated cash flows and relative market yield for each class, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above and have multiple pricing sources are categorized as Level 2 within the fair value hierarchy.

Short Sales

The Master Fund sells securities short (a “Short Sale”) from time to time. A Short Sale is a transaction whereby the Master Fund sells securities it does not own in anticipation of a decline in the market price of those securities, whereby the Master Fund’s broker executes a stock borrow transaction to deliver the securities resulting from the Master Fund’s Short Sale. The Master Fund is obligated to repurchase the securities at the market price at the time of replacement. The Master Fund’s obligations to replace the securities in connection with a Short Sale are secured by collateral.

Upon entering into a Short Sale, the Master Fund establishes a liability which is recorded as securities sold short in the Consolidated Statement of Assets and Liabilities to represent securities due under the Short Sale agreement. The Master Fund is liable to pay any interest income earned during the period the Short Sale is open. The interest is recorded as dividend and interest expense on securities sold short in the Consolidated Statement of Operations. Unrealized appreciation or depreciation for the difference between the proceeds received and the fair value of the open Short Sale position is recorded as net unrealized appreciation or depreciation from securities sold short in securities in the Consolidated Statement of Operations. A realized gain or loss is recognized when the short position is closed as a realized gain or loss from securities sold short in securities in the Consolidated Statement of Operations.

Equity Securities

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices therefor on the exchange where such securities are principally traded. Securities that use similar valuation techniques and inputs and are active on a listed exchange as described above are categorized as Level 1 within the fair value hierarchy.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2015

Derivative Financial Instruments

Over the counter (“OTC”) derivative financial instruments, such as credit default swaps, interest rate swaps and total return swaps, derive their value from underlying referenced instruments or obligations, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by third party pricing service providers and/or based on broker dealer quotations. Depending on the product and the terms of the transaction, the value of derivative financial instruments can be estimated using a series of techniques, including, but not limited to, simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Derivative financial instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are normally valued by third party pricing service providers. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

Investment Transactions and Related Investment Income

Investment transactions are recorded as of the trade date for financial reporting purposes. Interest income, which includes amortization of premiums and accretion of discounts on non-defaulted fixed income securities, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Realized gains and losses on investments are determined on the identified cost basis using the first in first out methodology.

Foreign Transactions

The books and records of the Master Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Master Fund’s records at the rate prevailing when earned and recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation (depreciation) on investments and foreign currency translations on the Master Fund’s Consolidated Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and foreign currency translations on the Fund’s Consolidated Statement of Operations. The Master Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Cash

At December 31, 2015, the Master Fund had $17,576,348 in domestic cash and $34,235,218 in foreign cash equivalents held at a major U.S. bank.

Contingencies

Under the Master Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), the Master Fund’s officers and each Trustee are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Fund. Additionally, in the normal course of business, the Master Fund may enter into contracts that contain a variety of representations and indemnification obligations and expects the risk of loss to be remote. Each Feeder Fund bears its pro rata share of the Master

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2015

Fund’s expenses, subject to reimbursement by the Investment Manager, pursuant to an expense limitation and reimbursement agreement between each Feeder Fund and the Investment Manager.

Income Taxes

The Master Fund is classified as a partnership for federal income tax purposes. As such, each investor in the Master Fund is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Fund. Therefore, no federal income tax provision is required. The Master Fund plans to file U.S. Federal and various state and local tax returns. All the Master Fund’s assets are managed so that the Feeder Funds can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

For the open tax years and all major jurisdictions, management of the Funds has concluded that there are no uncertain tax positions that would require recognition in the consolidated financial statements. No income tax returns are currently under examination. The statute of limitations on the Master Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2014 through December 31, 2015.

Offering Costs

Offering costs have been amortized over 12 months on a straight-line basis. The amortization of deferred offering cost was $23,736 for the year ended December 31, 2015.

Segregation and Collateralization

In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) and its staff require that the Master Fund segregate assets in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, swaps and options written), or transactions considered to reflect borrowings (e.g., reverse repurchase agreements), the Master Fund will, consistent with SEC rules and/or certain interpretive guidance issued by the SEC, segregate assets or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges, third party broker-dealers, futures commissions merchants and clearing organizations, a fund engaging in such transactions may have requirements to deliver/deposit cash or securities to/with an exchange, broker-dealer, futures commission merchant or clearing organization as collateral or margin for certain investments to the extent consistent with the 1940 Act and interpretive positions of the SEC and its staff. The Master Fund may mitigate counterparty risk by contractually requiring its counterparties to post collateral under a master agreement and a credit support annex published by International Swaps and Derivatives Association, Inc. (collectively, an “ISDA Master Agreement”) implemented between the Master Fund and each of its respective counterparties, as well as through netting provisions contained in the ISDA Master Agreement, and reaching other financial agreements between the Master Fund and its counterparty in the ISDA Master Agreement. An ISDA Master Agreement may contain certain provisions regarding, among other things, the right parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. At December 31, 2015, the Master Fund used the gross method of presentation in the consolidated financial statements and did not elect to offset amounts eligible for offset under enforceable master netting arrangements or similar agreements. Collateral pledged by the Master Fund is segregated by the Master Fund’s custodian and identified as such in the Master Fund’s portfolio. Collateral can be in the form of cash or securities as agreed to by the Master Fund and the applicable counterparty. Typically, the Master Fund and counterparties are not permitted to sell, repledge or otherwise use the collateral they receive.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2015

The Master Fund manages counterparty risk by entering into agreements only with counterparties that are believed to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The agreements entered into by the Master Fund typically contain credit risk related features that are triggered under certain circumstances. Such circumstances may include agreed upon net asset value thresholds. If triggered, the counterparty may terminate the contract and any transactions thereunder.

Reverse Repurchase Agreements

The Master Fund enters into reverse repurchase agreements from time to time. In a reverse repurchase agreement, the Master Fund sells a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date, under the terms of a Master Repurchase Agreement (“MRA”). The Master Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Master Fund to counterparties is reflected as a liability. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Master Fund may decline below the price of the securities the Master Fund is obligated to repurchase. They also involve the risk that the counterparty liquidates the securities delivered to it by the Master Fund under the reverse repurchase agreement following the occurrence of an event of default under the applicable MRA by the Master Fund. The Master Fund’s use of reverse repurchase agreements also subjects the Master Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, repurchase agreements and reverse repurchase agreements entail the same risks as over-the-counter derivatives, as described below in Notes 4 and 8. These include the risk that the counterparty to the agreement may not be able to fulfill its obligations, including, for example, if the value of the securities subject to repurchase exceed the Master Fund’s liability under the reverse repurchase agreement, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Securities subject to repurchase under reverse repurchase agreements are designated as such in the Consolidated Schedule of Investments. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. As of December 31, 2015, the face value of open reverse repurchase agreements was $448,044,167. The weighted average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2015 was approximately $328,308,705 at a weighted average daily interest rate of 1.88%.

An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA may also permit, upon the occurrence of an event of default by one party, the offsetting of obligations under the MRA against obligations under other agreements with the same counterparty to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty. The following table presents the Master

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2015

Fund’s outstanding reverse repurchase agreements, including accrued interest, which are subject to enforceable MRAs, as well as the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreement	Collateral Pledged to Counterparty(1)	Net Amount
Bank of America Merrill Lynch	$(103,851,944)	$103,851,944	$—
Citigroup Global Markets, Inc.	(38,605,523)	38,605,523	—
Deutsche Bank Securities, Inc.	(32,253,021)	32,253,021	—
RBC Capital Markets, LLC	(273,552,411)	273,552,411	—

Total	$(448,262,899)	$448,262,899	$—

(1)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

Repurchase Agreements

The Master Fund enters into repurchase agreements from time to time. Repurchase agreements typically involve the acquisition by the Master Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreement provides that the Master Fund will sell the securities back to the institution at a fixed time in the future. The Master Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Master Fund could experience both delays in liquidating the underlying securities and losses, including: (1) possible decline in the value of the underlying security during the period in which the Master Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Master Fund generally will seek to liquidate such collateral. However, the exercise of the Master Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Master Fund could suffer a loss.

4. Derivative Financial Instruments

Forward Foreign Currency Exchange Contracts

The Master Fund enters into forward foreign currency exchange contracts from time to time to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. Forward foreign currency exchange contracts are agreements between two parties to exchange a fixed quantity of one currency for another currency at an agreed-upon price on an agreed upon future date. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. These contracts are valued daily and the change in market value is recorded as an unrealized gain or loss on forward foreign currency exchange contracts. When a contract is closed, the Master Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2015

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Master Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency being received, they also limit any potential gain that might result should the value of such currency increase. In addition, the Master Fund could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Master Fund’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Swap Agreements

The Master Fund enters into swaps from time to time, which include total return, interest rate, and credit default swap agreements. Swaps are typically bilaterally negotiated agreements between the Master Fund and a counterparty in which the Master Fund and counterparty agree to make either periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market or may be executed in a multilateral or other trade facility platform, such as a registered exchange.

The Master Fund may enter into swap agreements for investment purposes or managing exposure to interest rates, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“segregated cash” or “collateral”) may be paid or received, as applicable, by the Master Fund as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Master Fund as collateral for swap agreements identified in the Consolidated Schedule of Investments and segregated cash, if any, are reflected on the Consolidated Statement of Assets and Liabilities.

Credit Default Swaps: The Master Fund enters into OTC and/or centrally cleared credit default swap contracts from time to time to hedge credit risk, to hedge market risk, or to gain exposure on single-name issues and/or baskets of securities. In an OTC credit default swap contract, the protection buyer typically makes an upfront payment and/or a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a “credit event” on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructurings and obligation acceleration. An upfront payment received by the Master Fund or made by the Master Fund is recorded as a liability or asset, respectively, in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by Master Fund are recorded as realized gains or losses. OTC credit default swap contracts are marked to market daily and the change is recorded as an unrealized gain or loss on swaps. Upon the occurrence of a credit event, the difference between the par value and the market value of the reference obligation, net of any proportional amount of upfront payment, is recorded as a realized gain or loss on swaps.

Interest Rate Swaps: The Master Fund enters into OTC and/or centrally cleared interest rate swap contracts from time to time to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk. The Master Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Master Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating rate, on the same notional amount for a specified period of time. The Master Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2015

Interest rate swaps can be purchased or sold with an upfront premium. An upfront payment received by the Master Fund is recorded as a liability on the Master Fund’s Consolidated Statement of Assets and Liabilities. An upfront payment made by the Master Fund is recorded as an asset on the Consolidated Statement of Assets and Liabilities. OTC and centrally cleared interest rate swaps are marked-to-market daily and any change is recorded as an unrealized gain or loss on swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract.

Total Return Swaps: The Master Fund enters into OTC total return swap contracts from time to time to gain exposure to the investment returns on an underlying financial instrument without purchasing the financial instrument itself. In a total return swap, the Master Fund receives the economic returns of the underlying financial instrument, inclusive of any mark to market earned from the date of such purchase of the underlying instrument, any interest earned from the settlement date of the underlying instrument less a swap financing fee, which is typically LIBOR plus a spread. The total return swap derives its value from the valuation of underlying financial instruments. The underlying financial instruments for the total return swap held at year end were loans and a bond. The swap is valued daily at current market value and any unrealized appreciation or depreciation is included in the net change in unrealized appreciation/(depreciation) on swap contracts. Gain or loss is realized on the termination date of the swap and when periodic payments are received or made at the end of each measurement period. During the period the swap is open, the Master Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

At December 31, 2015, the Master Fund had the following derivative financial instruments, presented on a gross basis and categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Credit	Swap contracts, premiums paid and unrealized appreciation	$2,490,082	Swap contracts, premiums received and unrealized depreciation	$(10,404,130)
	Centrally cleared swaps, at fair value (a)	—	Centrally cleared swaps, at fair value (a)	(10,849,466)
Interest Rate	Centrally cleared swaps, at fair value (a)	804,764	Centrally cleared swaps, at fair value (a)	(1,397,540)
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,219,118	Unrealized depreciation on forward foreign currency exchange contracts	(417,700)

Total		$6,513,964		$(23,068,836)

Amount not subject to MNA(b)		(849,026)		13,771,074

Total gross amounts subject to MNA		$5,664,938		$(9,297,762)

(a)

Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)	See below for disclosure of financial instruments assets and liabilities subject to offset enforceable master netting arrangements.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2015

The following tables present information about the amount of net realized gain (loss) and net unrealized appreciation (depreciation) on derivative financial instruments for the year ended December 31, 2015:

Consolidated Statement of Operations Location— Net Realized Gain (Loss)	Credit	Interest Rate	Foreign Exchange	Total
Swap contracts	$4,489,239	$(1,997,630)	$—	$2,491,609
Forward foreign currency exchange contracts	—	—	287,693	287,693

	$4,489,239	$(1,997,630)	$287,693	$2,779,302

Consolidated Statement of Operations Location— Net Change in Unrealized Appreciation (Depreciation)	Credit	Interest Rate	Foreign Exchange	Total
Swap contracts	$(3,787,707)	$(248,737)	$—	$(4,036,444)
Forward foreign currency exchange contracts	—	—	2,801,418	2,801,418

	$(3,787,707)	$(248,737)	$2,801,418	$(1,235,026)

The average notional amounts below represent the Master Fund’s average volume for the year ended December 31, 2015:

Derivative Description	Average Notional or Face Amount(a)
Swap contracts	$463,383,112
Forward foreign currency exchange contracts	34,325,823

(a)	Averages are based on activity levels during the year ended December 31, 2015.

Netting Arrangements

The Master Fund uses master netting arrangements, which allows certain derivative financial instruments and collateral with the same counterparty to be offset to minimize counterparty credit exposure. The following table presents information related to derivative financial instruments and collateral related to securities loaned that are subject to an enforceable master netting arrangement or similar agreement (“MNA”) and are not offset, as shown in the Consolidated Statement of Assets and Liabilities as of December 31, 2015.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2015

The following table presents the Master Fund’s derivative financial instrument’s asset and liabilities by counterparty net of related collateral received/pledged by the Master Fund at December 31, 2015:

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amount of Assets Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Received(1)	Net Amount(2)
Bank of America, N.A.	$118,867	$—	$—	$118,867
Citibank, N.A.	2,326,953	(2,326,953)	—	—
Citigroup Global Markets, Inc.	3,054,924	(417,700)	—	2,637,224
State Street Bank and Trust Company	164,194	—	—	164,194

	$5,664,938	$(2,744,653)	$—	$2,920,285

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amount of Liabilities Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Pledged(1)	Net Amount

Citibank N.A.	$6,190,127	$(2,326,953)	$(3,863,174)	$—
Citigroup Global Markets, Inc.	417,700	(417,700)	—	—
Goldman Sachs & Co.	1,712,228	—	(1,712,228)	—
Morgan Stanley & Co. LLC	977,707	—	(977,707)	—

	$9,297,762	$(2,744,653)	$(6,553,109)	$—

(1)	Excess of collateral received/pledged from the individual counterparty is not shown for financial reporting purposes.

(2)	Net amount represents the net amount receivable from the counterparty in the event of default.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2015

5. Fair Value Hierarchy

The following is a summary categorization, as of December 31, 2015, of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments:

Asset Description:	Level 1	Level 2	Level 3	Total
Investment in Securities:
Commercial Mortgage-Backed Securities	$—	$825,058,252	$24,100,317	$849,158,569
Interest Only Commercial Mortgage-Backed Securities	—	8,477,307	—	8,477,307
Mezzanine Debt	—	178,462,755	—	178,462,755
Bank Loan	—	25,345,502	—	25,345,502
High Yield Bonds & Notes	—	42,264,836	—	42,264,836
Common Stock	15,438,631	—	—	15,438,631
Mutual Fund-Money Market Fund	46,212,086	—	—	46,212,086
Total Investments in Securities	$61,650,717	$1,079,608,652	$24,100,317	$1,165,359,686
Forward Foreign Currency Exchange Contracts(1)	—	3,219,118	—	3,219,118
Credit Default Swap Contracts	—	163,129	—	163,129
Total Return Swap Contracts(1)	—	2,326,953	—	2,326,953
Interest Rate Swap Contracts	—	804,764	—	804,764
Cash	17,576,348	—	—	17,576,348
Restricted cash segregated with counterparties	238,749,331	—	—	238,749,331
Total Assets	$317,976,396	$1,086,122,616	$24,100,317	$1,428,199,329

Liability Description:	Level 1	Level 2	Level 3	Total
Investment in Securities:
High Yield Bond	$—	$34,424,775	$—	$34,424,775
U.S. Treasury Notes	—	134,781,355	—	134,781,355
Total Securities Sold Short	$—	$169,206,130	$—	$169,206,130

Reverse Repurchase Agreements	—	448,262,899	—	448,262,899
Forward Foreign Currency Exchange Contracts(1)	—	417,700	—	417,700
Credit Default Swap Contracts	—	20,820,975	—	20,820,975
Total Return Swap Contracts(1)	—	432,621	—	432,621
Interest Rate Swap Contract	—	1,397,540	—	1,397,540
Total Liabilities	$—	$640,537,865	$—	$640,537,865

(1)	Represents unrealized appreciation (depreciation).

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2015

The changes in investments measured at fair value for which the Master Fund used Level 3 inputs to determine fair value are as follows:

Asset Description:	Commercial Mortgage- Backed Securities
Balance as of January 1, 2015	$47,005,068
Transfers In	—
Transfers Out	—
Purchases	—
Sales	(29,188,699)
Net realized gain (loss)	2,141,610
Amortization Premium/Discount	180,300
Net change in unrealized appreciation	3,962,038

Balance as of December 31, 2015	$24,100,317

Net change in unrealized appreciation related to investments still held as of December 31, 2015	$3,893,561

Investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

6. Fund Terms

Repurchases

Repurchases will be made only at such times and on such terms as may be determined by the Master Fund’s Board, in its sole discretion.

7. Related Party Transactions

Management Fee

The Master Fund pays the Investment Manager an aggregate fixed management fee (the “Management Fee”), payable quarterly in arrears on the last Business Day of each quarter. The Management Fee accrues monthly at an annual rate of 1.50% of the Master Fund’s Managed Assets at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Management Fee will reduce the net asset value of the Master Fund (and indirectly, of the Fund) as of the end of the accounting period in which it is payable and after the calculation of the Management Fee. “Managed Assets” is defined as net assets, plus the amount of leverage for investment purposes. Effective October 1, 2014 through December 31, 2016, the Investment Manager agreed to temporarily reduce its Management Fee to an annualized rate of 0.75% of the Master Fund’s Managed Assets. The Investment Manager may, in its sole discretion and at any time (including prior to December 31, 2016), elect to extend, terminate or modify its voluntary waiver. The Management Fee, after the voluntary reduction, was $7,716,016 for the year ended December 31, 2015.

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2015

Incentive Fee

The Master Fund accrues a performance-based incentive fee (the “Incentive Fee”) on a monthly basis throughout the fiscal year of the Master Fund. The Incentive Fee is paid to the Investment Manager promptly after the end of each fiscal year of the Master Fund pursuant to the Master Fund’s investment management agreement. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Master Fund’s Net Capital Appreciation (as defined below) for each Fiscal Period (as defined below) ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carryforward account and any allocated Management Fee expense for such Fiscal Period, without duplication for any Incentive Fees paid during such fiscal year. The Master Fund also pays the Investment Manager the Incentive Fee in the event a Fiscal Period is triggered in connection with a repurchase offer by the Master Fund. For purposes of calculating the Incentive Fee, “Net Capital Appreciation” means, with respect to any Fiscal Period, the difference, if any, between (x) the sum of (i) the value of the Master Fund’s net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period) increased by the dollar amount of the Master Fund’s interests repurchased during the Fiscal Period (excluding repurchases as of the last day of the Fiscal Period after determination of the Incentive Fee), (ii) the amount of any dividends, distributions or withdrawals paid to shareholders during the Fiscal Period and not reinvested in the Master Fund (excluding any dividends, distributions or withdrawals to be paid as of the last day of the Fiscal Period), and (iii) the Management Fee expense for that Fiscal Period, and (y) the sum of (i) the value of the Master Fund’s net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period), increased by the dollar amount of the Master Fund’s interests issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Master Fund) and (ii) the amount of any subscriptions to the Master Fund during that Fiscal Period. All calculations of Net Capital Appreciation will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Master Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager’s sole discretion, as appropriate reserves for such expenses. “Fiscal Period” means each twelve-month period ending on the Master Fund’s fiscal year-end, provided that whenever the Master Fund conducts a repurchase offer, each of the periods of time from the last Fiscal Period-end through the effective date of the repurchase offer and the period of time from the effective date of the repurchase offer through the next Fiscal Period-end also constitutes a Fiscal Period. The Master Fund’s Incentive Fee was $5,698,162 for the year ended December 31, 2015.

Expense Payments

The Investment Manager may from time to time pay expenses on behalf of the Master Fund and is subsequently reimbursed for such payments. As of December 31, 2015, the Master Fund had no payable to the Investment Manager for expense payments.

8. Financial Instruments and Off-Balance Sheet Risk

Market Risk: In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Master Fund will be subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of OTC instruments) entered into by the Master Fund. The

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2015

Investment Manager will evaluate and monitor the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Master Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Master Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Master Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Master Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Currently, certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Master Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. Cash collateral that has been pledged to cover obligations of the Master Fund under derivative financial instrument contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Liquidity Risk: Some securities held by the Master Fund may be difficult to sell, or illiquid, during times of market turmoil or otherwise. Illiquid securities may also be difficult to value. If the Master Fund is forced to sell an illiquid asset to meet repurchase requests or other cash needs, the Master Fund may be forced to sell at a loss or at a price lower than it could have otherwise received.

Non-Diversification Risk: The Master Fund is classified as a “non-diversified” investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Master Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

Additional risks associated with each type of investment are described within the respective security type notes. Each Feeder Fund’s prospectus includes a discussion of the principal risks of investing in such Feeder Fund and indirectly in the Master Fund.

9. Investment Transactions

The aggregate cost of purchases and proceeds of sales of investments in securities (excluding U.S. Treasury obligations and U.S. government sponsored agency securities) (including maturities), other than short-term investments (if applicable), for the year ended December 31, 2015 were as follows:

Purchases	$753,302,005
Sales	$372,356,726

Blackstone Real Estate Income Master Fund

Consolidated Notes to Financial Statements (Continued)

For the Year Ended December 31, 2015

10. Federal Tax Information

The cost of investments for federal income tax purposes was $1,164,941,586. At December 31, 2015, net unrealized appreciation for all the Master Fund’s securities based on tax cost was $14,987,529. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,569,429 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $418,100.

11. Administration Agreements

The Master Fund and the Feeder Funds have entered into administration, custody and transfer agency agreements (the “Administration Agreements”) with State Street Bank and Trust Company (“State Street”). State Street and/or its affiliates are responsible for providing administration, custody and transfer agency services for the Master Fund and the Feeder Funds, including, but not limited to: (i) maintaining corporate and financial books and records of the Master Fund and the Feeder Funds, (ii) providing administration services and (iii) performing other accounting and clerical services necessary in connection with the administration of the Master Fund and the Feeder Funds. The services performed by State Street may be completed by one or more of its affiliated companies.

12. Recent Accounting Pronouncements

In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11, Transfers and Servicing (Topic 860)-Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The guidance requires that repurchase-to-maturity transactions and repurchase agreements executed as a repurchase financing be accounted for as secured borrowings. The guidance also requires new disclosure for transactions economically similar to repurchase agreements in which the transferor retains substantially all of the exposure to the economic return on the transferred financial assets throughout the term of the transaction and expanded disclosures about the nature of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is currently effective for the year ended December 31, 2015. The adoption of this guidance did not have a material effect on the consolidated financial statements.

13. Subsequent Events

The Investment Manager has evaluated the impact of subsequent events through the date of financial statement issuance, and determined there were no subsequent events outside the normal course of business requiring adjustment to or disclosure in the consolidated financial statements.

Blackstone Real Estate Income Master Fund

Supplemental Information

December 31, 2015 (Unaudited)

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Master Fund’s first and third fiscal quarters. The Master Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings and allocations shown on any Form N-Q are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

The Master Fund and the Feeder Funds have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Master Fund’s and the Feeder Funds’ portfolio securities, and information regarding how the Master Fund and Feeder Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended December 31 is available (1) without charge, upon request, by calling toll free, 1-800-248-1621 and (2) on the SEC’s website at http://www.sec.gov.

Additional Information

Each Feeder Fund’s registration statement includes additional information about the Trustees of the Master Fund. The registration statement is available, without charge, upon request by calling 1-855-890-7725.

Board Approval of the Continuance of the Investment Management Agreements

At a joint meeting (the “Meeting”) of the Boards of Trustees (collectively, the “Board” or the “Trustees”) of the Blackstone Real Estate Income Master Fund (the “Master Fund”), Blackstone Real Estate Income Fund and Blackstone Real Estate Income Fund II (collectively, the “Feeder Funds” and, together with the Master Fund, the “Funds”) held in person on November 18, 2015, the Board, including the members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”), considered and unanimously approved the continuation of the Investment Management Agreements (the “Feeder Agreements”) between each Feeder Fund and Blackstone Real Estate Income Advisors L.L.C. (“BREIA”) and the continuation of the Investment Management Agreement (the “Master Agreement” and, with the Feeder Agreements, the “Agreements”) between the Master Fund and BREIA.

The Board received and considered information (the “Contract Renewal Information”) regarding the nature, extent and quality of services provided to the Funds by BREIA under the respective Agreements, certain portions of which are discussed below. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services provided by BREIA to the Funds. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board with respect to the services provided to the Funds by BREIA. The membership of the Boards of Trustees of the Funds is identical.

At the meeting, there was a discussion regarding the Contract Renewal Information, the terms of the Agreements, the operations of the Funds, and other relevant considerations. Prior to the meeting, the Board received a memorandum prepared by counsel to the Funds discussing its responsibilities in connection with the proposed continuation of the Agreements and the Independent Trustees separately received a memorandum as to their responsibilities in this regard from their independent counsel. The Independent Trustees met in executive session with their independent counsel at which no representatives of BREIA or Fund management were present and discussed the proposed continuation of each Agreement in light of their responsibilities. In evaluating the Agreements, the Board took into account the “master-feeder” structure and the fact that BREIA serves as investment adviser to each Fund but receives a management fee only from the Master Fund but that each Feeder Fund, as a shareholder of the Master Fund, indirectly pays a portion of the management fee paid by the Master Fund to BREIA. Following this discussion, the Board, including all of the Independent Trustees, determined to renew each Agreement for a term of one year on the basis of the following factors, among others:

Nature, Extent, and Quality of the Services

The Trustees reviewed the investment objectives and policies of the Funds with BREIA and the qualifications, backgrounds and responsibilities of the senior personnel of the Funds, including BREIA’s portfolio management team, that were primarily responsible for the day to day management of the Funds. The Board noted that the Feeder Funds pursue their investment objectives through the investment of substantially all of their investable assets in the Master Fund as part of a “master-feeder” structure. The Trustees also discussed BREIA’s operations and financial condition, including BREIA’s: (1) ability to retain key personnel; (2) focus on analysis of real estate securities and real estate investments; (3) disciplined investment approach and commitment to investment principles; (4) significant investment in and commitment to personnel, including additional hiring and extensive training, and infrastructure, including research, risk management, and portfolio management analytics; (5) significant compliance efforts; (6) oversight of and distribution of the Funds’ shares; and (7) coordination and oversight of, and interaction with, service providers. The Board also noted that BREIA provides the Funds with regulatory, compliance and certain administrative services, office facilities and officers (including the chief executive, chief financial, chief operating, chief legal and chief compliance officers). In reaching its determinations regarding continuation of each Feeder Fund’s Agreement, the Board took into account that such Feeder Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of BREIA, as well as the resources available to BREIA, in purchasing their shares.

Fund Performance

The Board, including the Independent Trustees, received and considered information prepared by Morningstar, Inc. (“Morningstar”), an independent provider of investment research, about quarter-to-date, year-to-date, one-year and inception-to-date performance information of the Funds (net of fees and expenses) as compared to a group of nine peer funds selected by Morningstar with input from BREIA from the open-end, listed closed-end, and hedge fund universes (the “Morningstar-prepared peer group”), as the investment strategy of the Master Fund is, according to BREIA, unique in the unlisted closed-end fund market, and select indices provided by BREIA. In addition, the Board considered information about performance risk measurements of the Funds and the Morningstar-prepared peer group, such as (1) annualized return, (2) standard deviation and (3) Sharpe ratio. The Board noted that the one-year net performance return of each Feeder Fund ranked first (best) within the Morningstar-prepared peer group and ranked in the third quartile in the Morningstar-prepared peer group for the inception-to-date period. The Board also noted that each of the Feeder Funds had outperformed the indices selected by BREIA for the one-year and inception-to-date periods. The Board considered BREIA’s advice that the investment strategy for the Master Fund and, indirectly, the Feeder Funds through their investments in the Master Fund, particularly their CMBS exposure, is relatively unique compared to the rest of the Morningstar-prepared peer group, making meaningful comparison difficult. Based on its review, the Board concluded that, under the circumstances, each Fund’s performance supported continuation of its Agreement for an additional period of one year.

Fees and Expenses

The Board noted BREIA’s prior advice and continuing belief that the nature of the master-feeder structure requires the Board to examine the combined services to each Feeder Fund and the Master Fund in order to evaluate the management fee. The Board noted that for its services under the Master Fund Agreement, BREIA receives a management fee and also may receive an incentive fee. Each Feeder Fund indirectly pays its proportionate share of the Master Fund management fee and any incentive fee as a Master Fund shareholder. The Board also noted that each Feeder Fund not only incurs and pays its own direct operating expenses but also indirectly pays its share of the operating expenses of the Master Fund.

The Board, including the Independent Trustees, compared the fees and expense ratios of the Funds (before and after any fee waivers and expense reimbursements) for the year ended September 30, 2015 against fees and expense ratios of the Morningstar-prepared peer group. Specifically, the Board considered data based on information provided by Morningstar indicating that, (1) the net expense ratio (excluding the incentive fee) and gross expense ratio (excluding the incentive fee) of each Feeder Fund was below the median expense ratio of the Morningstar-prepared peer group, and (2) the management fee rate (before waivers) of each Feeder Fund was below the median management fee rate of the Morningstar-prepared peer group. The Board noted that the small size of the peer group made meaningful expense comparison difficult. The Board noted that BREIA had agreed to limit certain of the Funds’ expenses to no more than 0.35% per annum of the Funds’ net assets pursuant to an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”), and had voluntarily implemented a reduction of its management fee (the “Fee Waiver”) to an annualized rate of 0.75% of the Feeder Funds’ or the Master Fund’s managed assets, as the case may be, from October 1, 2014 to December 31, 2015. At the Meeting, the Board was advised by BREIA that the Expenses Limitation Agreement and Fee Waiver would be extended to December 31, 2016. On the basis of the factors considered and the information presented, the Board determined that BREIA’s fee rates were reasonable.

The Board also considered information regarding fees charged by the Investment Manager’s affiliates to other clients investing primarily in asset classes similar to that of the Funds, and noted that such fees were comparable to those of the Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients, noting in particular that such clients are not subject to heightened regulatory requirements that apply to the Funds.

Profitability

As part of the Contract Renewal Information, the Board received information from BREIA as to the profitability of its relationship with the Funds for the Funds’ inception until December 31, 2014 and from January 1, 2015 to September 30, 2015. In analyzing the profitability of BREIA, the Trustees considered the resources that BREIA had devoted to, and has available to support, its activities in respect of the Funds. The Trustees reviewed the profitability data provided by BREIA showing revenues (including management fees net of waiver and incentive fees) and overhead expenses (including explanations of expense allocations) of each Feeder Fund (showing its proportional share of management fees and incentive fees paid by the Master Fund) separately and on a combined basis. The Board also took into account the significant investment by, and cost to, BREIA regarding service infrastructure to support the Funds and their investors. The profitability information provided by BREIA to the Board as part of the Contract Renewal Information indicated BREIA’s profitability from its relationships with the Funds, and each Fund, was at a level not regarded by the Board as excessive in light of judicial guidance and the nature, extent and overall quality of its services to the Funds.

Economies of Scale

The Trustees discussed various financial and economic considerations relating to the arrangements with BREIA, including economies of scale. While noting that the management fees for each Fund would not decrease as the level of Fund assets increased, the Trustees concluded that the management fees reflect the Funds’ complex operations. The Board noted that the Feeder Funds do not pay any management fee directly to BREIA, but indirectly pay their proportionate share of the management fee (and any incentive fee) paid to BREIA by the Master Fund. The Board noted that the Expense Limitation Agreement and Fee Waiver are scheduled to expire on December 31, 2016 and that the expiration of either or both would affect BREIA’s subsequent profitability. The Board noted that it will have the opportunity to periodically reexamine whether any Fund has achieved economies of scale, as well as the appropriateness of management fees payable to BREIA, in the future.

Other Benefits

The Trustees discussed other benefits that BREIA may receive from the Funds. The Trustees noted that BREIA indicated it does not receive significant ancillary benefits as a result of its relationship with the Funds and that BREIA does not realize or utilize “soft dollar” benefits from its relationship with the Funds. The Board concluded that other benefits derived by BREIA from its relationship with the Funds, to the extent such benefits were identifiable or determinable, were reasonable in light of the nature, quality and scope of investment management and other services provided to the Funds by BREIA and the costs of providing such services.

Other Considerations

The Board evaluated the comparative information provided by BREIA regarding the performance of other similar funds managed by BREIA. On the basis of the Board’s assessment, the Board concluded that BREIA was capable of generating a level of investment performance that is appropriate in light of the Funds’ investment objective, policies and strategies and fully competitive with comparable funds.

Conclusion

The Board, including all of the Independent Trustees, in light of the foregoing and other factors that the Board deemed relevant, determined that continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreements for a period of one additional year. No single factor was identified by the Board as the principal factor in determining whether to approve continuation of each of the Agreements and each Board member may have attributed different weights to various factors. The Independent Trustees were represented by separate legal counsel throughout the process. Prior to voting, the Independent Trustees discussed the proposed continuation of each Agreement in a private session with their independent counsel at which no representatives of BREIA were present.

Blackstone

Blackstone Registered Funds

Privacy Notice

Rev August, 2015

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number and income

■    Assets and investment experience

■    Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

Who we are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Income Fund
What we do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

■    open an account or give us your income information

■    provide employment information or give us your contact information

■    tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■    sharing for affiliates’ everyday business purposes—information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Blackstone Real Estate Income Master Fund

Trustees

Michael B. Nash, Chairman

Benedict Aitkenhead

Edward H. D’Alelio

Michael Holland

Thomas W. Jasper

Investment Manager

Blackstone Real Estate Income Advisors L.L.C.

345 Park Avenue

New York, New York 10154

Administrator, Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company

100 Huntington Avenue

Copley Place Tower 2, Floor 3

Mail Code: CPH0255

Boston, MA 02116

Officers

Michael B. Nash, President and Chief Executive Officer

Judy Turchin, Chief Legal Officer

Garrett Goldberg, Chief Financial Officer and Treasurer

Leon Volchyok, Chief Compliance Officer and Secretary

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Two World Financial Center

New York, New York 10281

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, there have been no amendments to, nor any waivers granted from, any provision of this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1)The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee (the “Committee”).

(a)(2)The audit committee financial expert is Thomas W. Jasper, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	Current Year	Previous Year
(a) Audit Fees	$115,000	$115,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees(1)	$20,000	$20,000
(d) All Other Fees	$0	$0

(1)	The nature of the services includes tax compliance, tax advice and tax planning.

(e)(1) Disclose the Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The charter for the Committee requires that the Committee pre-approve (i) all audit and non-audit services that the registrant’s independent auditors provide to the registrant, and (ii) all non-audit services that the registrant’s independent auditors provide to Blackstone Real Estate Income Advisors L.L.C., the investment adviser of the registrant (the “Investment Manager”), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the Investment Manager, and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Current Year	Previous Year
$20,000	$20,000

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

These policies are included as Exhibit 12(a)(4).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Managers and Description of Role of Portfolio Managers - as of December 31, 2015:

Each of Blackstone Real Estate Income Fund (“BREIF”) and Blackstone Real Estate Income Fund II (“BREIF II” and together with BREIF, the “Feeder Funds”) is a “feeder fund” that invests substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund” and together with the Feeder Funds, the “BREIF Funds”). The portfolio managers of the BREIF Funds (the “Portfolio Managers”) have day-to-day investment management responsibilities for the portfolio of such funds.

Name	Since	Title and Biography
Michael Nash	December 2013	Mr. Nash is a Senior Managing Director of The Blackstone Group L.P. (together with its affiliates, “Blackstone”) and the Global Chairman of Blackstone Real Estate Debt Strategies (“BREDS”). He is also a member of the Real Estate Investment Committee for both BREDS and Blackstone Real Estate Advisors. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group—Americas. Mr. Nash graduated from State University of New York at Albany and received an M.B.A. from the Stern School of Business at New York University.

Joshua Mason	December 2013	Mr. Mason is a Senior Managing Director in BREDS. Since joining Blackstone, Mr. Mason has focused on liquid real estate debt investments, primarily in the commercial mortgage backed securities (“CMBS”) market, focusing on all parts of the capital structure. Before joining Blackstone in 2009, Mr. Mason was at UBS from 2006 to 2008, where he was a Managing Director responsible for a proprietary CMBS investing team. Prior to joining UBS, Mr. Mason worked at Merrill Lynch from 1997 to 2006, where he was a Director and senior CMBS secondary trader. Mr. Mason received a B.A. in Economics from Amherst College.

Jonathan Pollack	February 2016	Mr. Pollack is a Senior Managing Director and the Global Head of BREDS. Before joining Blackstone in 2015, Mr. Pollack was a Managing Director and Global Head of Commercial Real Estate, as well as Head of Risk for Structured Finance, at Deutsche Bank. Mr. Pollack joined Deutsche Bank in 1999 from Nomura Group. Mr. Pollack received a B.A. in Economics from Northwestern University.

(a)(2) Other Accounts Managed by the Portfolio Managers - as of December 31, 2015:

The table below identifies, for each Portfolio Manager, the number of accounts (other than the BREIF Funds) for which the Portfolio Manager is actively involved in the day-to-day management and trading responsibilities and the total assets in such accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based($)
Michael Nash
	Registered Investment Companies	—	—	—	—
	Other Pooled Investment Vehicles	39	4.21 billion	29	3.87 billion
	Other Accounts	15	1.36 billion	15	1.01 million
Joshua Mason
	Registered Investment Companies	—	—	—	—
	Other Pooled Investment Vehicles	7	444 million	6	246 million
	Other Accounts	—	—	—	—
Jonathan Pollack
	Registered Investment Companies	—	—	—	—
	Other Pooled Investment Vehicles	39	4.21 billion	29	3.87 billion
	Other Accounts	15	1.36 billion	15	1.01 million

Potential Conflicts of Interest Arising from Other Accounts Managed by Portfolio Manager – as of December 31, 2015:

Each Feeder Fund and the Master Fund may be subject to a number of actual and potential conflicts of interest.

Incentive Fee. The existence of the Investment Manager’s performance-based incentive fee may create an incentive for the Investment Manager to make more speculative investments on behalf of the Master Fund than it would otherwise make in the absence of such performance-based compensation.

Allocation of Personnel. The Investment Manager and its affiliates will devote such time as shall be necessary to conduct the business affairs of the Master Fund in an appropriate manner. However, Blackstone personnel will work on other projects and/or other investment funds, vehicles and accounts sponsored, closed, managed and/or acquired by affiliates of the Investment Manager, and any successor funds thereto (including Blackstone Mortgage Trust, Inc. (“BXMT”), the BREDS funds and related vehicles) (such other investment funds and investment vehicles, and when the context requires future investment funds formed by Blackstone, the “Other Blackstone Funds”) and/or additional real estate investment funds or vehicles (“Other Real Estate Vehicles”, together with the Other Blackstone Funds, the “Other Blackstone Vehicles”) and, therefore, conflicts are expected to arise in the allocation of personnel and personnel’s time. This may include other BREDS vehicles and/or other real estate-related vehicles managed by Blackstone (including, for example, the Blackstone Real Estate Partners (“BREP”) funds, Blackstone Property Partners (“BPP”) and/or BXMT), whether now in existence or subsequently established.

Blackstone Policies and Procedures. Blackstone and its affiliates are involved in a number of other businesses and activities, which may result in conflicts of interest or other obligations that are disadvantageous to the Master Fund. Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will from time to time reduce the synergies across Blackstone’s various businesses that the Master Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different asset management businesses, including a capital markets group, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that the Master Fund expects to utilize for purposes of finding attractive investments. For example, Blackstone will from time to time come into possession of material non-public information with respect to companies in which its private equity business may be considering making an investment or companies that are clients of Blackstone. As a consequence, that information, which could be of benefit to us, might become restricted to those respective businesses and otherwise be unavailable to us. In addition, to the extent that Blackstone Real Estate is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Master Fund and the Investment Manager, as part of Blackstone Real Estate group, generally also will be deemed to be in possession of such information or otherwise restricted. This could reduce the investment opportunities available to us, prevent the Master Fund from exiting an investment or otherwise limit its investment flexibility. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Blackstone fund has or has considered making an investment or which is otherwise a client of Blackstone will from time to time restrict or otherwise limit the Master Fund’s ability to make investments in or otherwise engage in businesses or activities competitive with such companies. Blackstone may enter into one or more strategic relationships, in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for us, may require the Master Fund to share such opportunities or otherwise limit the amount of an opportunity it can otherwise take.

Other Blackstone Businesses and Activities. As part of its regular business, Blackstone provides a broad range of investment banking, underwriting, placement agent services and other services. In addition, Blackstone and its affiliates may provide services in the future beyond those currently provided. Shareholders will not receive a benefit from such fees. Blackstone may have relationships with, render services to or engage in transactions with government agencies and/or issuers or owners of securities that are, or are eligible to be, Master Fund investment opportunities. As a result, employees of Blackstone may possess information relating to such issuers that is not known to the employees of the Investment Manager responsible for making investment decisions or for monitoring the Master Fund’s investments and performing the other obligations under the Master Fund’s Amended and Restated Agreement and Declaration of Trust. Those employees of Blackstone will not be obligated to share any such information with the Investment Manager and may be prohibited by law or contract from doing so.

In the regular course of its investment banking and advisory businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to transactions that are suitable for the Master Fund. In such a case, Blackstone’s client would typically require Blackstone to act exclusively on its behalf, thereby precluding the Master Fund from acquiring such assets. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Master Fund. In connection with its capital markets, real estate advisory, investment banking and other businesses, Blackstone may determine that there are conflicts of interest or come into possession of information that limits its and its affiliates’ ability to engage in potential transactions. The Master Fund’s activities may be constrained as a result of these conflicts of interest and inability of Blackstone personnel to use such information. For example, employees of Blackstone may be prohibited by law or contract from sharing information with members of the Master Fund’s investment team. Additionally, there may be circumstances in which one or more of certain individuals associated with Blackstone will be precluded from providing services to the Investment Manager because of certain confidential information available to those individuals or to other parts of Blackstone. Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Master Fund. The Master Fund may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made.

Subject to certain limitations, the Master Fund may invest in securities or instruments of the same issuers as other investment vehicles, accounts and clients of Blackstone and the Investment Manager (including certain Other Blackstone Vehicles with overlapping investment objectives) and vice versa. To the extent that the Master Fund holds interests that are different (or more senior) than those held by such Other Blackstone Vehicles, accounts and clients, the Investment Manager may be presented with decisions involving circumstances where the interests of such Other Blackstone Vehicles, other vehicles, accounts and clients are in conflict with those of the Master Fund. Furthermore, it is possible the Master Fund’s interest may be subordinated or otherwise adversely affected by virtue of such other vehicle’s, account’s or client’s involvement and actions relating to its investment. Blackstone has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Master Fund, the Investment Manager will consider those relationships, which may result in certain transactions that the Investment Manager will not undertake on behalf of the Master Fund in view of such relationships.

Blackstone may from time to time participate in underwriting or lending syndicates with respect to portfolio entities of the Master Fund, Other Blackstone Vehicles, or may otherwise be involved in the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by, the Master Fund’s portfolio entities, or otherwise in arranging financing (including loans) for portfolio entities (including portfolio entities of Other Blackstone Vehicles). Such underwritings may be on a firm commitment basis or may be on an uncommitted “best efforts” basis. A Blackstone broker-dealer may from time to time act as the managing underwriter or a member of the underwriting syndicate and purchase securities from the Master Fund or such portfolio entities or advise on such transactions. Blackstone may also from time to time, on behalf of the Master Fund or other parties to a transaction involving the Master Fund, effect transactions, including transactions in the secondary markets where it may from time to time nonetheless have a potential conflict of interest regarding the Master Fund and the other parties to those transactions to the extent it receives commissions or other compensation from the Master Fund and such other parties. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, advisory fees, lending arrangement and syndication fees (or, in each case, rebates of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone or an Other Blackstone Vehicles or account is purchasing debt) or other compensation with respect to the foregoing activities, which are not required to be shared with the Master Fund. Blackstone will from time to time nonetheless have a potential conflict of interest regarding the Master Fund and the other parties to those transactions to the extent it receives commissions, discounts, fees or such other compensation from such other parties. The Board of Trustees will approve any transactions in which a Blackstone broker-dealer acts as an underwriter, as broker for the Master Fund, or as dealer, broker or advisor, on the other side of a transaction with the Master Fund only where the Board of Trustees believes in good faith that such transactions are appropriate for the Master Fund. Sales of securities for the account of the Master Fund (particularly marketable securities) may from time to time be bunched or aggregated with orders for other accounts of Blackstone, including other investment partnerships. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices may be averaged which may be disadvantageous to the Master Fund. Where Blackstone serves as underwriter with respect to a portfolio entity’s securities, the Master Fund may from time to time be subject to a “lock-up” period following the offering under applicable regulations during which time its ability to sell any securities that it continues to hold is restricted. This may prejudice the Master Fund’s ability to dispose of such securities at an opportune time.

Blackstone employees, including employees of the Investment Manager, are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other real estate investment vehicles, including potential competitors of the Master Fund. Shareholders will not receive any benefit from any such investments.

The spin off of Blackstone’s financial and strategic advisory business and restructuring and reorganization advisory business, both of which fall within Blackstone Advisory Partners L.P closed in 2015. The spin off also includes Park Hill. All of these businesses were combined with PJT Partners, an independent financial advisory firm founded by Paul J. Taubman. While the new combined entity (the “Spun-Off Firm”) operates independently from Blackstone and is not a controlled affiliate thereof, conflicts may arise in connection with transactions between or involving Blackstone or the Investment Manager, on the one hand, and the Spun-Off Firm on the other. It is expected that there will be substantial overlapping ownership between Blackstone and the Spun-Off Firm. Specifically, the pre-existing relationship between Blackstone and its former personnel involved in the spun off businesses, the significant overlapping ownership, sharing of revenues and other continuing arrangements may influence Blackstone and/or the Investment Manager in deciding to select or recommend the new entity to perform services for the Investment Manager or for the Master Fund (or an issuer) (the cost of which will generally be borne directly or indirectly by the Master Fund or such entity, as applicable). However, given the Spun-Off Firm will not be an affiliate of Blackstone, there will be fewer or no restrictions or limitations placed on transactions or relationships between the Spun-Off Firm, on the one hand, and the Master Fund and its issuers, on the other.

In addition, other present and future activities of Blackstone and its affiliates (including the Investment Manager) may also give rise to additional conflicts of interest relating to the Feeder Funds and their investment activities. In the event that any such conflict of interest arises, the Investment Manager will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that conflicts will not necessarily be resolved in favor of the Feeder Funds’ interests.

Fees for Services; Fees from Issuers.

The Investment Manager and/or its affiliates may receive fees from issuers or other third parties as compensation for the arranging, underwriting, syndication or refinancing of an investment or other additional fees, including acquisition fees, loan modification or restructuring fees, servicing (including loan servicing) fees, special servicing and administrative fees, and fees for advisory or asset, property/asset management services or title insurance provided to issuers and/or third parties, advisory, restructuring, consulting, monitoring, commitment, syndication, origination, organizational and financing, divestment and other services. In addition, in certain cases, the Investment Manager and/or its affiliates may receive fees, from or with respect to the Master Fund’s investments and/or issuers and from unconsummated transactions, including net break-up and topping fees, net commitment fees, net transaction fees, net monitoring fees (including termination fees relating to monitoring agreements), directors’ fees and net organization, financing, divestment and similar fees. In addition, the Investment Manager may receive fees associated with capital invested by co-investors relating to investments in which the Master Fund participates or otherwise, in connection with a joint venture in which the Master Fund participates or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Investment Manager performs services. In addition, as part of Blackstone’s acquisition of CT Investment Management Co., LLC in December 2012, the loan servicing and special servicing business formerly associated with the investment management business of BXMT is now operated as part of Blackstone’s Real Estate Debt Strategies Group. Such loan servicing business may, in certain circumstances, enter into loan servicing arrangements and may receive fees with respect to the Master Fund’s investments and/or issuers of the Master Fund on customary terms and conditions. Shareholders will not receive the benefit of any such fees other than as expressly set forth under “Management of the Fund—Investment Manager—Management Agreement” in each Feeder Fund’s prospectus. Payment of such fees will generally be allocated pro rata among the Master Fund, Other Blackstone Vehicles, co-investment vehicles,

Blackstone’s side-by-side co-investment vehicles and other participants that are participating (or intending to participate) in such investment. The amount of such fees allocable to such other participating funds/vehicles will not result in an offset of the Management Fee, even if such Other Blackstone Vehicles and/or accounts and co-investment vehicles provide for lower or no management fees for the investors or participants therein (such as vehicles established in connection with Blackstone’s side-by-side co-investment rights, which generally do not provide for a management fee or carried interest payable by participants therein). In the event break-up or topping fees are paid to Blackstone in connection with a transaction that is not ultimately consummated, co-investment vehicles that invest alongside the Master Fund will generally not be allocated any share of such break-up or topping fees; similarly, such co-investment vehicles generally do not bear their share of broken deal expenses (such as forfeited deposits, extraordinary expenses such as litigation costs and judgments and other expenses) for unconsummated transactions and such costs and expenses will generally be indirectly borne by shareholders. Such other fees may give rise to conflicts of interest in connection with the Master Fund’s investment activities, and while the Investment Manager will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Master Fund.

An issuer may engage Blackstone Property Management (“BPM”), a Blackstone affiliate that provides property advisory, leasing oversight and development management services to certain Blackstone real estate investment properties primarily located in the United Kingdom and continental Europe, and BPM may receive fees for such services at competitive market rates as confirmed by the Investment Manager from time to time.

Blackstone has established a joint venture with Kensington Vanguard, an existing leading national title agent, to create a new title company. The new title company acts as an agent for certain large underwriters in issuing title policies and may provide title services for Investments by the Master Fund and Other Blackstone Vehicles, as well as non-Blackstone investments (where applicable). This title agent may place title insurance and may provide title services for property owned by or underlying investments of Other Blackstone Vehicles, and, as a result, Blackstone, through its interest in such entity, receives fees and compensation resulting from such investments. As a result, while Blackstone believes the affiliated title agent when engaged generally provides services at or better than those provided by third parties (even in jurisdictions where insurances rates are statutorily determined), there is an inherent conflict of interest that will incentivize Blackstone to engage its affiliated service provider over a third party.

Notwithstanding the foregoing, transactions relating to the Master Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Investment Manager believes to be of benefit to the Master Fund. Advisors and service providers, or their affiliates, often charge different rates or have different arrangements for different types of services. Certain service providers may provide services to both the Master Fund and to Blackstone affiliates under a single arrangement or separate arrangements. To the extent services are provided under a single arrangement, the Master Fund will bear expenses under the arrangement in proportion to its assets under management or another method vis-à-vis other Blackstone affiliates under the same arrangement. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Master Fund are different from those used by Blackstone and its affiliates, the Investment Manager or its affiliates may pay different amounts or rates than those paid by us. However, the Investment Manager and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to us, or other Blackstone investment vehicles for the same services.

Other Blackstone Funds and Vehicles; Allocation of Investment Opportunities. Through Other Blackstone Vehicles, Blackstone currently invests and plans to continue to invest third party capital in a wide variety of mortgage loans and real estate-related debt investment opportunities on a global basis. As a result, certain Other Blackstone Vehicles have investment objectives or guidelines that overlap with those of the Feeder Funds and the Master Fund, in whole or in part. Investment opportunities that fall within such common objectives or guidelines will generally be allocated among one or more of the Master Fund and such Other Blackstone Vehicles on a basis that the Investment Manager determines to be “fair and reasonable” in its sole discretion, subject to (i) any applicable investment parameters, limitations and other contractual provisions of the Master Fund and such Other Blackstone Vehicles, (ii) the Master Fund and such Other Blackstone Vehicles having available capital with respect thereto, and (iii) legal, tax, accounting, regulatory and other considerations deemed relevant by the Investment Manager (including without limitation, Section 17 of the Investment Company Act of 1940, as amended (the “1940 Act”)). As a result, in certain circumstances, a significant portion of the investment opportunities that would otherwise be available to the Master Fund may be allocated, in whole or in part, to Other Blackstone Vehicles. In addition, the manner in which the available capital of the Master Fund is determined may differ from, or subsequently change with respect to, Other Blackstone Vehicles.

The Incentive Fee and/or Management Fee paid by the Master Fund may be less than or exceed the amount of carried interest charged and/or management fees paid by Other Blackstone Vehicles. Such variation may create an incentive for Blackstone to allocate a greater percentage of an investment opportunity to the Master Fund or such Other Blackstone Vehicles, as the case may be.

A portion of each investment may be allocated to Blackstone and its affiliates. Certain Other Blackstone Vehicles and other affiliated entities may participate in such investment opportunities through Blackstone’s side-by-side co-investment rights. The Master Fund may lend an amount to Blackstone and its affiliates with respect to its pro rata share of such investments in those circumstances where the Master Fund is borrowing with respect thereto on a short term basis; provided, that any such amounts so borrowed shall be (x) on a short term basis (based on the Investment Manager’s good faith belief at the time of the investment), and (y) on no more favorable terms than those applicable to the Master Fund’s borrowing of the related proceeds.

Investments in Which Other Blackstone Vehicles Have a Different Principal Investment. The Master Fund may also co-invest with Other Blackstone Funds in investments that are suitable for both the Master Fund and such Other Blackstone Funds, to the extent permitted by Section 17 of the 1940 Act. The Master Fund and the Other Blackstone Vehicles may make investments at different levels of an issuer’s capital structure, which may include the Master Fund making one or more investments directly or indirectly relating to portfolio entities of Other Blackstone Vehicles and vice versa. Other Blackstone Vehicles may also participate in a separate tranche of a financing with respect to an issuer/borrower in which the Master Fund has an interest or otherwise in different classes of such issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. In addition, in connection with any shared investments in which the Master Fund participates alongside any such Other Blackstone Vehicles, the Investment Manager may from time to time grant absolutely and/or share with such Other Blackstone Vehicles certain rights relating to such shared investments for legal, tax, regulatory or other reasons, including in certain instances certain control- and/or foreclosure-related rights with respect to such shared investments and/or otherwise agree to implement certain procedures to ameliorate conflicts of interest which may in certain circumstances involve a forbearance of rights relating to the Master Fund (e.g., following the vote of other third party lenders), subject to certain limitations. To the extent the Master Fund holds an interest in a loan or security that is different (including with respect to their relative seniority) than those held by such Other Blackstone Vehicles (and vice versa), the Investment Manager and its affiliates may be presented and/or may have limited or no rights with respect to decisions when the interests of the funds/vehicles are in conflict. In addition, the Master Fund may from time to time invest in debt securities and other obligations relating to portfolio entities of Other Blackstone Vehicles. In that regard, to the extent the Master Fund makes or has an Investment in, or through the purchase of debt obligations becomes a lender to, a company in which an Other Blackstone Vehicle has a debt or equity investment, or if an Other Blackstone Vehicle, participates in a separate tranche of a financing with respect to a portfolio entity, Blackstone may have conflicting loyalties between its duties to the Master Fund and to other affiliates. In that regard, actions may be taken for the Other Blackstone Vehicles that are adverse to the Master Fund (and vice versa). In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that the return on the Master Fund’s investment will be equivalent to or better than the returns obtained by the other affiliates participating in the transaction. In addition, it is possible that in a bankruptcy proceeding the Master Fund’s interest may be subordinated or otherwise adversely affected by virtue of such Other Blackstone Vehicles’ involvement and actions relating to its investment. In connection with negotiating loans and bank financings in respect of Blackstone-sponsored real estate related transactions, from time to time Blackstone will obtain the right to participate on its own behalf (or on behalf of the BREDS funds and/or vehicles that it manages) in a portion of the financings with respect to such Blackstone sponsored real estate-related transactions on an agreed-upon set of terms. Blackstone does not believe that the foregoing arrangements have an effect on the overall terms and conditions negotiated with the arrangers of such loans. Because of the affiliation with Blackstone, the Investment Manager may have a greater incentive to invest in Blackstone-sponsored financings (as compared to real estate-related financings sponsored by other real estate firms or financial sponsors) to the extent permitted by Section 17 of the 1940 Act. Except to the extent of fees paid to the Investment Manager specifically relating to the Master Fund’s commitment or investment of capital, the shareholders will in no way receive any benefit from fees paid to any affiliate of the Investment Manager from an issuer in which any Other Blackstone Vehicle also has an interest.

In addition, the 1940 Act limits the Master Fund’s ability to enter into certain transactions with certain of Other Blackstone Funds. As a result of these restrictions, the Master Fund may be prohibited from buying or selling any security directly from or to any issuer of a vehicle managed by Blackstone. However, the Master Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Investment Manager between its interests in the Master Fund and the issuer, in that the ability of the Investment Manager to recommend actions in the best interest of the Master Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Master Fund.

Other Real Estate Vehicles; Allocation of Investments. Blackstone reserves the right to raise, close, manage and/or acquire Other Real Estate Vehicles, including separate accounts and other funds or vehicles, which may have investment objectives that overlap, in whole or in part, with that of the Master Fund. The closing of an Other Real Estate Vehicle could result in the reallocation of Blackstone personnel, including reallocation of existing real estate professionals, to such Other Real Estate Vehicle. In addition, potential investments that may be suitable for the Master Fund may be directed toward such Other Real Estate Vehicle (in whole or in part) and such Other Real Estate Vehicles may receive priority allocations of investment opportunities falling within their primary investment focus. To the extent any such Other Real Estate Vehicles are closed or acquired after the date hereof, such Other Real Estate Vehicles will be considered Other Blackstone Vehicles for purposes of the allocations of investments among the Master Fund and any Other Blackstone Funds and, as a result, investors expressly acknowledge that the foregoing may result in investment opportunities that are otherwise appropriate for the Master Fund being allocated, in whole or in part, to the Other Real Estate Vehicles (on a basis that the Investment Manager and/or any such affiliates determine to be “fair and reasonable” in its sole discretion and otherwise consistent with the Investment Manager’s trade allocation policies and procedures, as more fully described above).

Conflicting Fiduciary Duties to Other Blackstone Vehicles. Blackstone may structure an investment as a result of which one or more other Blackstone vehicles (including the BREDS funds and/or related vehicles) are offered the opportunity to participate in a separate debt tranche of an investment allocated to the Master Fund. In such circumstances, Blackstone would owe a fiduciary duty to the Master Fund and such Other Blackstone Funds (as described more fully above under “Investments in Which Other Blackstone Funds Have a Different Principal Investment”). For example, if the Master Fund were to purchase high-yield securities or other debt instruments relating to an issuer in which Blackstone held a “mezzanine” or equity interest, Blackstone may, in certain instances, face a conflict of interest in respect of the advice it gives to, or the decisions made with regard to, the BREDS funds and the Master Fund (e.g., with respect to the terms of such securities or other debt instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies).

Advisors and Operating Partners. Blackstone engages and retains strategic advisors, senior advisors, consultants, operating partners and other similar professionals who are not employees or affiliates of Blackstone and who, from time to time, may receive payments from, or allocations with respect to, issuers (as well as from Blackstone or the Master Fund). In such circumstances, such payments from, or allocations with respect to, issuers and/or the Master Fund may be treated as Master Fund expenses. These strategic advisors, senior advisors, consultants, operating partners and/or other professionals often have the right or may be offered the ability to co-invest alongside the Master Fund, including in those investments in which they are involved, or otherwise participate in equity plans for management of any such issuer or invest directly in the Master Fund subject to reduced or waived management fees and/or carried interest, and such participation generally will not be considered as part of Blackstone’s side-by-side co-investment rights. Such side-by side investments do not bear fees and generally result in the Master Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side rights. In particular, Other Blackstone Vehicles may participate in investments alongside the Master Fund pursuant to Blackstone’s side-by-side investment rights. In both such cases, Blackstone would be eligible to receive fees and carried interest. Additionally, and notwithstanding the foregoing, these strategic advisors, senior advisors, consultants, operating partners and/or other professionals may be (or have the preferred right to be) investors in Blackstone portfolio entities and/or Other Blackstone Vehicles, and may be permitted to participate in Blackstone’s side-by-side co-investment rights. The nature of the relationship with each of the strategic advisors, senior advisors, consultants, operating partners and/or other professionals and the amount of time devoted or required to be devoted by them varies considerably. In certain cases, they provide the Investment Manager with industry-specific insights and feedback on investment themes, assist in transaction due diligence, make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles and serve as executives or directors on the boards of issuers or contribute to the origination of new investment opportunities. In certain instances Blackstone has formal arrangements with these strategic advisors, senior advisors, consultants, operating partners and/or other professionals (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They may be either compensated (including pursuant to retainers and expense reimbursement) from Blackstone, the Master Fund and/or issuers or otherwise uncompensated unless and until an engagement with an issuer develops. In certain cases, they have certain attributes of Blackstone “employees” (e.g., they may have dedicated offices at Blackstone, have a Blackstone email address, participate in general meetings and events for Blackstone personnel, work on Blackstone matters as their primary or sole business activity) even though they are not considered Blackstone employees, affiliates or personnel for purposes of the Management Agreement and related Management Fee offset provisions. There can be no assurance that any of the strategic advisors, senior advisors, consultants, operating partners and/or other professionals will continue to serve in such roles and/or continue their arrangements with Blackstone, the Master Fund and/or any issuers.

Portfolio Entity Relationships. The issuers of the securities in which Master Fund invests are or will be counterparties or participants in agreements, transactions or other arrangements with portfolio entities of other investment funds managed by Blackstone or other Blackstone affiliates for the arranging, underwriting, syndication or refinancing of an investment or other services provided by such portfolio entities or other Blackstone affiliates (including without limitation, loan modification or restructuring services, loan servicing, administrative services, advisory services, property/asset management services, and title insurance services) that, although Blackstone determines to be consistent with the requirements of such funds’ governing agreements, would not have otherwise been entered into but for the affiliation with Blackstone, and which involve fees and/or servicing payments to Blackstone-affiliated entities. In connection with such relationships, Blackstone may also make referrals and/or introductions to issuers (which may result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone that are tied or related to participation by issuers). The Master Fund will not share in any fees or economics accruing to Blackstone as a result of these relationships and/or participation by issuers.

In addition, it is possible that certain portfolio entities of the Other Blackstone Vehicles or companies in which the Other Blackstone Vehicles have an interest will compete with the Master Fund for one or more investment opportunities. It is also possible that certain of the mortgage loans that comprise a CMBS that is owned by the Master Fund will be issued by portfolio entities of the Other Blackstone Vehicles or companies in which the Other Blackstone Vehicles have an interest, including BREP and BPP.

With respect to transactions or agreements with issuers, if unrelated officers of a issuers have not yet been appointed, Blackstone may be negotiating and executing agreements between Blackstone and/or the Master Fund on the one hand, and the issuers in which they invest or their affiliates, on the other hand, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures Blackstone may use to mitigate such conflicts is involving outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms.

Activities of Principals and Employees. Certain of the principals and employees of the Investment Manager may be subject to a variety of conflicts of interest relating to their responsibilities to the Master Fund and the management of the Master Fund’s investment portfolio. Such individuals may serve in an advisory capacity to other managed accounts or investment vehicles, as members of an investment or advisory committee or a board of directors (or similar such capacity) for one or more investment funds, corporations, foundations or other organizations. Such positions may create a conflict between the services and advice provided to such entities and the responsibilities owed to the Master Fund. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Master Fund. Furthermore, certain principals and employees of the Investment Manager may have a greater financial interest in the performance of such other funds or accounts than the performance of the Master Fund. Such involvement may create conflicts of interest in making investments on behalf of the Master Fund and such other funds and accounts. Such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Master Fund and such organizations.

Service Providers. Certain advisors and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) to the Master Fund, Blackstone and/or certain issuers may also provide goods or services to or have business, personal, financial or other relationships with Blackstone. Such advisors and service providers may be investors in the Master Fund, affiliates of the Investment Manager, sources of investment opportunities or co-investors or commercial counterparties or entities in which Blackstone and/or Other Blackstone Vehicles have an investment, and payments by the Master Fund and/or issuers may indirectly benefit Blackstone and/or such Other Blackstone Vehicles. Additionally, certain employees of the Investment Manager may have family members or relatives employed by such advisors and service providers. These relationships may influence the Investment Manager in deciding whether to select or recommend such a service provider to perform services for the Master Fund or an issuer (the cost of which will generally be borne directly or indirectly by the Master Fund or such issuer, as applicable) and may incentivize Blackstone to engage such a service provider over a third party.

For example, in 2013, Blackstone acquired Intertrust Group. From time to time, Intertrust Group may perform corporate and trust services on an arms-length basis for the Master Fund, intermediate entities or portfolio entities. Such retention of Intertrust Group as a service provider may give rise to actual or potential conflicts of interest such as those described above.

Trading by Blackstone Personnel. The officers, directors, members, managers and employees of the Investment Manager may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Blackstone policies, or otherwise determined from time to time by the Investment Manager.

Other Trading and Investing Activities. Certain Other Blackstone Funds may invest in securities of companies which are actual or potential companies in which the Master Fund has made or will make investments. The trading activities of those vehicles may differ from or be inconsistent with activities which are undertaken for the account of the Master Fund in such securities or related securities. In addition, the Master Fund may be precluded from pursuing an investment in an issuer as a result of such trading activities by Other Blackstone Funds.

Diverse Shareholder Group. The shareholders may have conflicting investment, tax and other interests with respect to their investments in a Feeder Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Investment Manager that may participate in the same investments as the Master Fund. The conflicting interests of individual shareholders with respect to other shareholders and relative to investors in other investment vehicles may relate to or arise from, among other things, the nature of investments made by the Master Fund and such other partnerships, the structuring or the acquisition of investments and the timing of disposition of investments and such other partnerships. As a consequence, conflicts of interest may arise in connection with decisions made by the Investment Manager, including with respect to the nature or structuring of investments, which may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations. In addition, the Master Fund may make investments that may have a negative impact on related investments made by the shareholders in separate transactions. In selecting and structuring investments appropriate for the Master Fund and each Feeder Fund, the Investment Manager considers the investment and tax objectives of the Master Fund and its shareholders (and those of investors in other investment vehicles managed or advised by the Investment Manager) as a whole, not the investment, tax or other objectives of any shareholders individually.

Additional Potential Conflicts. In addition, as a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and employees of the Investment Manager may take into account certain considerations and other factors in connection with the management of the business and affairs of the Master Fund and its affiliates that would not necessarily be taken into account if Blackstone were not a public company.

(a)(3) Compensation of Portfolio Managers - as of December 31, 2015:

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Investment Manager or its affiliates and not by the Feeder Funds or the Master Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of Blackstone, the parent company of the Investment Manager, which stock options may be subject to certain vesting periods. The amount of the Portfolio Managers’ discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of the Investment Manager and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Investment Manager; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to the Investment Manager derived from the management of the Feeder Funds, the Master Fund and the other accounts managed by the Investment Manager; the absolute performance of the Feeder Funds, the Master Fund and such other accounts for the preceding year; contributions by the Portfolio Managers in assisting with managing the assets of the Investment Manager; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

(a)(4) Securities Ownership of Portfolio Managers - as of December 31, 2015:

The table below shows the dollar range of the interests of the Feeder Funds and the Master Fund beneficially owned as of December 31, 2015 by each Portfolio Manager.

Portfolio Manager	Dollar Range of Equity Securities of the Feeder Funds and Master Fund Beneficially Owned
Michael Nash	None
Joshua Mason	None
Jonathan Pollack	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the 1940 Act are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Real Estate Income Master Fund

By:	/s/ Michael Nash
Michael Nash (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Nash
Michael Nash (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 7, 2016

By:	/s/ Garrett Goldberg
Garrett Goldberg (Principal Financial and Accounting Officer)
Chief Financial Officer and Treasurer

Date:	March 7, 2016